                                                                    EXHIBIT 99.2

[CITIGROUP LOGO]

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT

                                                                                Page Number
                                                                                -----------
CITIGROUP CONSOLIDATED

    FINANCIAL SUMMARY                                                                1
    SEGMENT INCOME FROM CONTINUING OPERATIONS:
       Product View                                                                  2
       Regional View                                                                 3
    SEGMENT NET REVENUES:
       Product View                                                                  4
       Regional View                                                                 5

SEGMENT DETAIL
    GLOBAL CONSUMER:

      CARDS
       Global Cards                                                                  6
       North America Cards                                                           7
       International Cards                                                           8

      CONSUMER FINANCE
       Global Consumer Finance                                                       9
       North America Consumer Finance                                               10
       International Consumer Finance                                               11

      RETAIL BANKING

       Global Retail Banking                                                        12
       North America Retail Banking                                                 13
       International Retail Banking                                                 14

    GLOBAL CORPORATE AND INVESTMENT BANK:

      Income Statement                                                              15
      Revenue Details                                                               16
      Capital Markets and Banking                                                   17
      Transaction Services                                                          18

    PRIVATE CLIENT SERVICES                                                         19

    GLOBAL INVESTMENT MANAGEMENT:
      Life Insurance and Annuities                                                20 - 21
      Private Bank                                                                  22
      Asset Management                                                              23
      Insurance Investment Portfolio                                                24

    PROPRIETARY INVESTMENT ACTIVITIES                                               25

CITIGROUP SUPPLEMENTAL DETAIL
    Consolidated Statement of Income                                                26
    Consolidated Statement of Financial Position                                    27
    Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios                 28
    Reserve for Loan Losses                                                         29
    Non-Performing Assets                                                           30

[CITIGROUP LOGO]

CITIGROUP -- FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)

     CITIGROUP, THE PREEMINENT GLOBAL FINANCIAL SERVICES COMPANY WITH SOME
  200 MILLION CUSTOMER ACCOUNTS IN MORE THAN 100 COUNTRIES, PROVIDES CONSUMERS,
    CORPORATIONS, GOVERNMENTS AND INSTITUTIONS A COMPLETE RANGE OF FINANCIAL
                             PRODUCTS AND SERVICES.

                                                                                                                    1Q 2003 VS.
                                                    1Q           2Q           3Q           4Q           1Q       1Q 2002 INCREASE/
                                                   2002         2002         2002         2002         2003          (DECREASE)
                                                ----------   ----------   ----------   ----------   ----------   -----------------
INCOME FROM CONTINUING OPERATIONS                    3,484        3,829        3,706        2,429        4,103          18%
Discontinued Operations, After-tax                   1,406          255          214            -            -
Cumulative Effect of Accounting Change                 (47)           -            -            -            -
                                                ----------   ----------   ----------   ----------   ----------
NET INCOME                                      $    4,843   $    4,084   $    3,920   $    2,429   $    4,103         (15%)
                                                ==========   ==========   ==========   ==========   ==========

BASIC EARNINGS PER SHARE:

INCOME FROM CONTINUING OPERATIONS               $     0.68   $     0.75   $     0.73   $     0.48   $     0.80          18%
                                                ==========   ==========   ==========   ==========   ==========
NET INCOME                                      $     0.94   $     0.80   $     0.77   $     0.48   $     0.80         (15%)
                                                ==========   ==========   ==========   ==========   ==========

WEIGHTED AVERAGE COMMON SHARES
    APPLICABLE TO BASIC EPS                        5,110.5      5,096.7      5,036.6      5,068.0      5,094.9
                                                ==========   ==========   ==========   ==========   ==========

PREFERRED DIVIDENDS - BASIC                     $       21   $       21   $       21   $       20   $       20
                                                ==========   ==========   ==========   ==========   ==========

DILUTED EARNINGS PER SHARE:

INCOME FROM CONTINUING OPERATIONS               $     0.66   $     0.73   $     0.72   $     0.47   $     0.79          20%
                                                ==========   ==========   ==========   ==========   ==========
NET INCOME                                      $     0.93   $     0.78   $     0.76   $     0.47   $     0.79         (15%)
                                                ==========   ==========   ==========   ==========   ==========

ADJUSTED WEIGHTED AVERAGE COMMON SHARES
    APPLICABLE TO DILUTED EPS                      5,209.8      5,185.8      5,110.5      5,158.6      5,168.7
                                                ==========   ==========   ==========   ==========   ==========

PREFERRED DIVIDENDS - DILUTED                   $       21   $       21   $       21   $       20   $       20
                                                ==========   ==========   ==========   ==========   ==========

COMMON SHARES OUTSTANDING, AT PERIOD END           5,165.4      5,118.1      5,062.0      5,140.7      5,148.0
                                                ==========   ==========   ==========   ==========   ==========

TIER 1 CAPITAL RATIO                                  9.13%        9.20%        9.20%        8.47%         8.7% *
                                                ==========   ==========   ==========   ==========   ==========
TOTAL CAPITAL RATIO                                  11.59%       11.75%       12.02%       11.25%        11.6% *
                                                ==========   ==========   ==========   ==========   ==========
LEVERAGE RATIO                                        5.89%        5.93%        5.41%        5.49%         5.4% *
                                                ==========   ==========   ==========   ==========   ==========

TOTAL ASSETS, AT PERIOD END (IN BILLIONS)       $  1,057.7   $  1,083.3   $  1,031.6   $  1,097.2   $  1,137.0  *
                                                ==========   ==========   ==========   ==========   ==========
STOCKHOLDERS' EQUITY, AT PERIOD END
 (IN BILLIONS)                                  $     83.6   $     85.7   $     80.8   $     86.7   $     87.3  *
                                                ==========   ==========   ==========   ==========   ==========
STOCKHOLDERS' EQUITY AND TRUST SECURITIES,
 AT PERIOD END (IN BILLIONS)                    $     90.3   $     92.5   $     86.9   $     92.9   $     94.0  *
                                                ==========   ==========   ==========   ==========   ==========

BOOK VALUE PER SHARE, AT PERIOD END             $    15.92   $    16.47   $    15.68   $    16.60   $    16.75  *
                                                ==========   ==========   ==========   ==========   ==========

RETURN ON COMMON EQUITY (NET INCOME)                  24.0%        19.5%        19.1%        11.7%        19.3% *
                                                ==========   ==========   ==========   ==========   ==========

* Preliminary

[CITIGROUP LOGO]

CITIGROUP -- INCOME FROM CONTINUING OPERATIONS
PRODUCT VIEW
(In millions of dollars)

                                                                                                                    1Q 2003 VS.
                                                    1Q           2Q           3Q           4Q           1Q       1Q 2002 INCREASE/
                                                   2002         2002         2002         2002         2003          (DECREASE)
                                                ----------   ----------   ----------   ----------   ----------   -----------------
GLOBAL CONSUMER:
  Cards                                         $      579   $      722   $      849   $      931   $      735          27%
  Consumer Finance                                     530          568          539          562          485          (8%)
  Retail Banking                                       611          655          827          839          942          54%
  Other                                                (20)          11          (32)         (11)         (16)         20%
                                                ----------   ----------   ----------   ----------   ----------
    TOTAL GLOBAL CONSUMER                            1,700        1,956        2,183        2,321        2,146          26%
                                                ----------   ----------   ----------   ----------   ----------

GLOBAL CORPORATE AND INVESTMENT BANK:
  Capital Markets and Banking                        1,110        1,126          960          898        1,226          10%
  Transaction Services                                  89          216          129          124          197          NM
  Other                                                (23)         (34)         (10)      (1,327)           8          NM
                                                ----------   ----------   ----------   ----------   ----------
    TOTAL GLOBAL CORPORATE AND INVESTMENT
      BANK                                           1,176        1,308        1,079         (305)       1,431          22%
                                                ----------   ----------   ----------   ----------   ----------

PRIVATE CLIENT SERVICES                                217          223          188          171          157         (28%)

GLOBAL INVESTMENT MANAGEMENT:

  Life Insurance and Annuities (LIA)                   204          255          183          194          238          17%

  LIA Realized Insurance Investment Portfolio
    Gains / (Losses)                                    10         (118)        (100)         (11)          (2)         NM
  Private Bank                                         111          113          117          122          125          13%
  Asset Management                                      99          121          114          109          105           6%
                                                ----------   ----------   ----------   ----------   ----------
    TOTAL GLOBAL INVESTMENT MANAGEMENT                 424          371          314          414          466          10%
                                                ----------   ----------   ----------   ----------   ----------

PROPRIETARY INVESTMENT ACTIVITIES                       35          (70)        (120)         (74)           -        (100%)

CORPORATE / OTHER                                      (68)          41           62          (98)         (97)        (43%)

INCOME FROM CONTINUING OPERATIONS                    3,484        3,829        3,706        2,429        4,103          18%

DISCONTINUED OPERATIONS                              1,406          255          214            -            -           -

Cumulative Effect of Accounting Change                 (47)           -            -            -            -           -

NET INCOME                                      $    4,843   $    4,084   $    3,920   $    2,429   $    4,103         (15%)

NM  Not meaningful

[CITIGROUP LOGO]

CITIGROUP -- INCOME FROM CONTINUING OPERATIONS
REGIONAL VIEW
(In millions of dollars)

                                                                                                                    1Q 2003 VS.
                                                    1Q           2Q           3Q           4Q           1Q       1Q 2002 INCREASE/
                                                   2002         2002         2002         2002         2003          (DECREASE)
                                                ----------   ----------   ----------   ----------   ----------   -----------------
  NORTH AMERICA (EXCLUDING MEXICO) (1)
    Consumer                                    $    1,221   $    1,308   $    1,394   $    1,486   $    1,442          18%
    Corporate                                          721          592          732         (974)         676          (6%)
    Private Client Services                            217          223          188          171          157         (28%)
    Investment Management                              352          218          202          313          351           -
                                                ----------   ----------   ----------   ----------   ----------
      TOTAL NORTH AMERICA (EXCLUDING MEXICO)         2,511        2,341        2,516          996        2,626           5%
                                                ----------   ----------   ----------   ----------   ----------
  MEXICO
    Consumer                                            46          113          183          176          164          NM
    Corporate                                          194          110           61           88          120         (38%)
    Investment Management                               48           70           55           62           65          35%
                                                ----------   ----------   ----------   ----------   ----------
      TOTAL MEXICO                                     288          293          299          326          349          21%
                                                ----------   ----------   ----------   ----------   ----------
  EUROPE, MIDDLE EAST AND AFRICA (EMEA)
    Consumer                                           148          146          174          242          167          13%
    Corporate                                          144          226          134          347          252          75%
    Investment Management                               (4)           8            4           14           (3)         25%
                                                ----------   ----------   ----------   ----------   ----------
      TOTAL EMEA                                       288          380          312          603          416          44%
                                                ----------   ----------   ----------   ----------   ----------
  JAPAN
    Consumer                                           227          256          259          208          158         (30%)
    Corporate                                           23           (3)          87          (11)          32          39%
    Investment Management                               15           16           11           14           17          13%
                                                ----------   ----------   ----------   ----------   ----------
      TOTAL JAPAN                                      265          269          357          211          207         (22%)
                                                ----------   ----------   ----------   ----------   ----------
  ASIA (EXCLUDING JAPAN)
    Consumer                                           158          163          195          202          193          22%
    Corporate                                          193          200          169          160          179          (7%)
    Investment Management                               27           28           25           27           30          11%
                                                ----------   ----------   ----------   ----------   ----------
      TOTAL ASIA                                       378          391          389          389          402           6%
                                                ----------   ----------   ----------   ----------   ----------
  LATIN AMERICA
    Consumer                                          (100)         (30)         (22)           7           22          NM
    Corporate                                          (99)         183         (104)          85          172          NM
    Investment Management                              (14)          31           17          (16)           6          NM
                                                ----------   ----------   ----------   ----------   ----------
      TOTAL LATIN AMERICA                             (213)         184         (109)          76          200          NM
                                                ----------   ----------   ----------   ----------   ----------

  PROPRIETARY INVESTMENT ACTIVITIES                     35          (70)        (120)         (74)           -        (100%)

  CORPORATE / OTHER                                    (68)          41           62          (98)         (97)        (43%)

INCOME FROM CONTINUING OPERATIONS                    3,484        3,829        3,706        2,429        4,103          18%

  DISCONTINUED OPERATIONS                            1,406          255          214            -            -           -

  Cumulative Effect of Accounting Change               (47)           -            -            -            -           -

NET INCOME                                      $    4,843   $    4,084   $    3,920   $    2,429   $    4,103         (15%)

(1) Excludes Proprietary Investment Activities and Corporate / Other.

NM  Not meaningful

[CITIGROUP LOGO]

CITIGROUP -- NET REVENUES
PRODUCT VIEW
(In millions of dollars)

                                                                                                                    1Q 2003 VS.
                                                    1Q           2Q           3Q           4Q           1Q       1Q 2002 INCREASE/
                                                   2002         2002         2002         2002         2003          (DECREASE)
                                                ----------   ----------   ----------   ----------   ----------   -----------------
GLOBAL CONSUMER:
  Cards                                         $    3,121   $    3,207   $    3,714   $    3,646   $    3,333           7%
  Consumer Finance                                   2,332        2,449        2,462        2,564        2,532           9%
  Retail Banking                                     3,172        3,065        3,205        3,373        3,642          15%
  Other                                                 50          134           78          182           81          62%
                                                ----------   ----------   ----------   ----------   ----------
    TOTAL GLOBAL CONSUMER                            8,675        8,855        9,459        9,765        9,588          11%
                                                ----------   ----------   ----------   ----------   ----------

GLOBAL CORPORATE AND INVESTMENT BANK:

  Capital Markets and Banking                        4,729        4,563        4,035        3,778        4,499          (5%)
  Transaction Services                                 857          962          911          890          913           7%
  Other                                                (99)        (104)         (57)          44          (10)         90%
                                                ----------   ----------   ----------   ----------   ----------
    TOTAL GLOBAL CORPORATE AND INVESTMENT
      BANK                                           5,487        5,421        4,889        4,712        5,402          (2%)
                                                ----------   ----------   ----------   ----------   ----------

PRIVATE CLIENT SERVICES                              1,507        1,551        1,430        1,342        1,327         (12%)

GLOBAL INVESTMENT MANAGEMENT:

  Life Insurance and Annuities                       1,018        1,034          925        1,099        1,133          11%
  Private Bank                                         423          428          414          439          461           9%
  Asset Management                                     470          475          451          445          400         (15%)
                                                ----------   ----------   ----------   ----------   ----------
    TOTAL GLOBAL INVESTMENT MANAGEMENT               1,911        1,937        1,790        1,983        1,994           4%
                                                ----------   ----------   ----------   ----------   ----------

PROPRIETARY INVESTMENT ACTIVITIES                      111          (49)         (67)         (30)          94         (15%)

CORPORATE / OTHER                                      107          278          143          101          131          22%

TOTAL NET REVENUES                              $   17,798   $   17,993   $   17,644   $   17,873   $   18,536           4%

MANAGED BASIS REVENUES (1)                      $   18,819   $   19,074   $   18,604   $   18,934   $   19,638           4%

(1) Segment revenues disclosed above are prepared on an owned basis in accordance with Generally Accepted Accounting Principles (GAAP). The managed basis disclosures treat the receivables as if they had not been securitized and are still on our balance sheet, reflecting the interest revenue and expense associated with the portfolio, as well as the credit costs incurred. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way the business is managed. For a reconciliation of managed basis revenue to GAAP revenues, see the Cards business on page 6.

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

CITIGROUP -- NET REVENUES
REGIONAL VIEW
(In millions of dollars)

                                                                                                                    1Q 2003 VS.
                                                    1Q           2Q           3Q           4Q           1Q       1Q 2002 INCREASE/
                                                   2002         2002         2002         2002         2003          (DECREASE)
                                                ----------   ----------   ----------   ----------   ----------   -----------------
  NORTH AMERICA (EXCLUDING MEXICO) (1)
    Consumer                                    $    5,581   $    5,714   $    6,104   $    6,353   $    6,262          12%
    Corporate                                        2,947        2,734        2,413        2,011        2,713          (8%)
    Private Client Services                          1,507        1,551        1,430        1,342        1,327         (12%)
    Investment Management                            1,385        1,320        1,271        1,448        1,403           1%
                                                ----------   ----------   ----------   ----------   ----------
      TOTAL NORTH AMERICA (EXCLUDING MEXICO)        11,420       11,319       11,218       11,154       11,705           2%
                                                ----------   ----------   ----------   ----------   ----------

  MEXICO
    Consumer                                           633          696          686          609          653           3%
    Corporate                                          318          204          152          199          188         (41%)
    Investment Management                              185          212          161          169          175          (5%)
                                                ----------   ----------   ----------   ----------   ----------
      TOTAL MEXICO                                   1,136        1,112          999          977        1,016         (11%)
                                                ----------   ----------   ----------   ----------   ----------

  EUROPE, MIDDLE EAST AND AFRICA (EMEA)
    Consumer                                           727          791          834          977          912          25%
    Corporate                                        1,167        1,365        1,246        1,430        1,425          22%
    Investment Management                               95          110          105          125          121          27%
                                                ----------   ----------   ----------   ----------   ----------
      TOTAL EMEA                                     1,989        2,266        2,185        2,532        2,458          24%
                                                ----------   ----------   ----------   ----------   ----------

  JAPAN
    Consumer                                           796          933        1,027          967          887          11%
    Corporate                                           63           27          170           30           60          (5%)
    Investment Management                               66           70           64           70           75          14%
                                                ----------   ----------   ----------   ----------   ----------
      TOTAL JAPAN                                      925        1,030        1,261        1,067        1,022          10%
                                                ----------   ----------   ----------   ----------   ----------

  ASIA (EXCLUDING JAPAN)
    Consumer                                           616          645          682          702          692          12%
    Corporate                                          608          640          604          551          587          (3%)
    Investment Management                              101          106           95          121          130          29%
                                                ----------   ----------   ----------   ----------   ----------
      TOTAL ASIA                                     1,325        1,391        1,381        1,374        1,409           6%
                                                ----------   ----------   ----------   ----------   ----------

  LATIN AMERICA
    Consumer                                           322           76          126          157          182         (43%)
    Corporate                                          384          451          304          491          429          12%
    Investment Management                               79          119           94           50           90          14%
                                                ----------   ----------   ----------   ----------   ----------
      TOTAL LATIN AMERICA                              785          646          524          698          701         (11%)
                                                ----------   ----------   ----------   ----------   ----------

  PROPRIETARY INVESTMENT ACTIVITIES                    111          (49)         (67)         (30)          94         (15%)

  CORPORATE / OTHER                                    107          278          143          101          131          22%

TOTAL NET REVENUES                              $   17,798   $   17,993   $   17,644   $   17,873   $   18,536           4%

(1) Excludes Proprietary Investment Activities and Corporate / Other.

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
CARDS
(In millions of dollars)

                                                                                                                    1Q 2003 VS.
                                                    1Q           2Q           3Q           4Q           1Q       1Q 2002 INCREASE/
                                                   2002         2002         2002         2002         2003          (DECREASE)
                                                ----------   ----------   ----------   ----------   ----------   -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE         $    3,121   $    3,207   $    3,714   $    3,646   $    3,333           7%
Effect of Securitization Activities                  1,013        1,081          960        1,061        1,102           9%
                                                ----------   ----------   ----------   ----------   ----------
    ADJUSTED REVENUES, NET OF INTEREST
      EXPENSE (1)                                    4,134        4,288        4,674        4,707        4,435           7%
                                                ----------   ----------   ----------   ----------   ----------
Total Operating Expenses                             1,327        1,381        1,418        1,409        1,446           9%
                                                ----------   ----------   ----------   ----------   ----------
Provision for Credit Losses                            897          729          978          806          774         (14%)
Effect of Securitization Activities                  1,013        1,081          960        1,061        1,102           9%
                                                ----------   ----------   ----------   ----------   ----------
    Adjusted Provision for Credit Losses (1)         1,910        1,810        1,938        1,867        1,876          (2%)
                                                ----------   ----------   ----------   ----------   ----------
Income Before Taxes                                    897        1,097        1,318        1,431        1,113          24%
Income Taxes                                           318          375          469          500          378          19%
                                                ----------   ----------   ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS               $      579   $      722   $      849   $      931   $      735          27%
                                                ==========   ==========   ==========   ==========   ==========

Average Assets (in billions of dollars)         $       57   $       60   $       66   $       70   $       68          19%
Return on Assets                                      4.12%        4.83%        5.10%        5.28%        4.38%
Return on Managed Assets                              1.94%        2.40%        2.61%        2.82%        2.23%

KEY INDICATORS (in billions of dollars)

End of Period Managed Receivables               $    118.5   $    122.3   $    125.0   $    131.8   $    127.0           7%
EOP Open Accounts (in millions)                      104.5        104.4        101.4        102.2        100.6          (4%)
Total Sales                                     $     62.3   $     70.1   $     71.1   $     74.8   $     65.7           5%
Managed Net Interest Revenue (in millions of
  dollars) (1)                                  $    3,218   $    3,163   $    3,317   $    3,372   $    3,232           -
    % of Average Managed Loans                       11.08%       10.70%       10.79%       10.67%       10.34%
Risk Adjusted Revenue (in millions of
  dollars) (2)                                  $    2,341   $    2,448   $    2,910   $    2,935   $    2,603          11%
    % of Average Managed Loans                        8.06%        8.29%        9.47%        9.29%        8.33%

AVERAGE MANAGED LOANS:
    Securitized                                 $     66.8   $     65.2   $     64.6   $     64.3   $     67.7           1%
    Held for Sale                                      6.5          6.5          6.5          6.5          5.1         (22%)
    On Balance Sheet                                  44.5         46.8         50.8         54.5         54.0          21%
                                                ----------   ----------   ----------   ----------   ----------
           Total Managed                        $    117.8   $    118.5   $    121.9   $    125.3   $    126.8           8%
                                                ==========   ==========   ==========   ==========   ==========

Coincident Managed Net Credit Loss Ratio              6.17%        6.23%        5.74%        5.61%        5.86%
12 Month Lagged Managed Net Credit Loss Ratio         6.50%        6.58%        6.02%        5.96%        6.31%

Loans 90+Days Past Due (in millions of
  dollars)                                      $    2,492   $    2,260   $    2,309   $    2,397   $    2,406          (3%)
    % of EOP Managed Loans                            2.12%        1.86%        1.86%        1.84%        1.92%

(1) The managed basis disclosures treat the receivables as if they had not been securitized and are still on our balance sheet, reflecting the interest revenue and expense associated with the portfolio, as well as the credit costs incurred. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way the business is managed.

(2) Risk adjusted revenue is total revenues less net credit losses.

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
CARDS
NORTH AMERICA CARDS
(In millions of dollars)

                                                                                                                    1Q 2003 VS.
                                                    1Q           2Q           3Q           4Q           1Q       1Q 2002 INCREASE/
                                                   2002         2002         2002         2002         2003          (DECREASE)
                                                ----------   ----------   ----------   ----------   ----------   -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE         $    2,583   $    2,635   $    3,137   $    3,047   $    2,732           6%
Effect of Securitization Activities                  1,013        1,081          960        1,061        1,102           9%
                                                ----------   ----------   ----------   ----------   ----------
    ADJUSTED REVENUES, NET OF INTEREST
      EXPENSE (1)                                    3,596        3,716        4,097        4,108        3,834           7%
                                                ----------   ----------   ----------   ----------   ----------
Total Operating Expenses                             1,045        1,079        1,143        1,121        1,134           9%
                                                ----------   ----------   ----------   ----------   ----------
Provision for Credit Losses                            668          638          862          675          638          (4%)
Effect of Securitization Activities                  1,013        1,081          960        1,061        1,102           9%
                                                ----------   ----------   ----------   ----------   ----------
    Adjusted Provision for Credit Losses (1)         1,681        1,719        1,822        1,736        1,740           4%
                                                ----------   ----------   ----------   ----------   ----------
Income Before Taxes                                    870          918        1,132        1,251          960          10%
Income Taxes                                           313          313          404          438          325           4%
                                                ----------   ----------   ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS               $      557   $      605   $      728   $      813   $      635          14%
                                                ==========   ==========   ==========   ==========   ==========

Average Assets (in billions of dollars)         $       46   $       49   $       54   $       58   $       55          20%
Return on Assets                                      4.91%        4.95%        5.35%        5.56%        4.68%
Return on Managed Assets                              2.03%        2.23%        2.47%        2.70%        2.13%

KEY INDICATORS (in billions of dollars)

End of Period Managed Receivables               $    108.5   $    111.5   $    114.1   $    119.8   $    115.5           6%
EOP Open Accounts (in millions)                       91.7         91.3         88.1         88.7         86.7          (5%)
Total Sales                                     $     54.9   $     61.9   $     62.4   $     65.7   $     57.1           4%

Managed Net Interest Revenue (in millions
  of dollars) (1)                               $    2,883   $    2,816   $    2,952   $    2,992   $    2,838          (2%)
    % of Average Managed Loans                       10.86%       10.46%       10.55%       10.41%        9.99%

Risk Adjusted Revenue (in millions
  of dollars) (2)                               $    1,915   $    1,997   $    2,481   $    2,455   $    2,118          11%
    % of Average Managed Loans                        7.22%        7.41%        8.87%        8.54%        7.46%

AVERAGE MANAGED LOANS:
    Securitized                                 $     66.8   $     65.2   $     64.6   $     64.3   $     67.7           1%
    Held for Sale                                      6.5          6.5          6.5          6.5          5.1         (22%)
    On Balance Sheet                                  34.3         36.3         40.0         43.2         42.4          24%
                                                ----------   ----------   ----------   ----------   ----------
           Total Managed                        $    107.6   $    108.0   $    111.1   $    114.0   $    115.2           7%
                                                ==========   ==========   ==========   ==========   ==========

MANAGED NET CREDIT LOSSES
  (IN MILLIONS OF DOLLARS):
    Securitized                                 $      935   $      989   $      874   $      962   $    1,024          10%
    Held for Sale                                       78           92           86           99           78           -
    On Balance Sheet                                   668          638          656          592          613          (8%)
                                                ----------   ----------   ----------   ----------   ----------
           Total Managed                        $    1,681   $    1,719   $    1,616   $    1,653   $    1,715           2%
                                                ==========   ==========   ==========   ==========   ==========

Coincident Managed Net Credit Loss Ratio              6.33%        6.38%        5.77%        5.75%        6.04%
12 Month Lagged Managed Net Credit Loss Ratio         6.67%        6.73%        6.05%        6.10%        6.46%

Loans 90+Days Past Due (in millions of
  dollars)                                      $    2,293   $    2,025   $    2,107   $    2,185   $    2,180          (5%)
    % of EOP Managed Loans                            2.13%        1.83%        1.87%        1.85%        1.91%

(1) The managed basis disclosures treat the receivables as if they had not been securitized and are still on our balance sheet, reflecting the interest revenue and expense associated with the portfolio, as well as the credit costs incurred. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way the business is managed.

(2) Risk adjusted revenue is total revenues less net credit losses.

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
CARDS
INTERNATIONAL CARDS
(In millions of dollars)

                                                                                                                    1Q 2003 VS.
                                                    1Q           2Q           3Q           4Q           1Q       1Q 2002 INCREASE/
                                                   2002         2002         2002         2002         2003          (DECREASE)
                                                ----------   ----------   ----------   ----------   ----------   -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE         $      538   $      572   $      577   $      599   $      601          12%
Total Operating Expenses                               282          302          275          288          312          11%
Provision for Credit Losses                            229           91          116          131          136         (41%)
                                                ----------   ----------   ----------   ----------   ----------
Income Before Taxes                                     27          179          186          180          153          NM
Income Taxes                                             5           62           65           62           53          NM
                                                ----------   ----------   ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS               $       22   $      117   $      121   $      118   $      100          NM
                                                ==========   ==========   ==========   ==========   ==========

Average Assets (in billions of dollars)         $       11   $       11   $       12   $       12   $       13          18%
Return on Assets                                      0.81%        4.27%        4.00%        3.90%        3.12%

KEY INDICATORS (in billions of dollars)

End of Period Managed Receivables               $     10.0   $     10.8   $     10.9   $     12.0   $     11.5          15%
EOP Open Accounts (in millions)                       12.8         13.1         13.3         13.5         13.9           9%
Total Sales                                     $      7.4   $      8.2   $      8.7   $      9.1   $      8.6          16%

Net Interest Revenue (in millions of
  dollars) (1)                                  $      335   $      347   $      365   $      380   $      394          18%
    % of Average Loans                               13.38%       13.24%       13.33%       13.39%       13.82%

Risk Adjusted Revenue (in millions of
  dollars) (2)                                  $      426   $      451   $      429   $      480   $      485          14%
    % of Average Loans                               17.07%       17.28%       15.67%       16.91%       17.02%

AVERAGE LOANS:
    EMEA                                        $      2.9   $      3.1   $      3.3   $      3.8   $      4.0          38%
    Japan                                              1.0          1.1          1.1          1.1          1.0           -
    Asia (excluding Japan)                             5.5          5.8          5.9          6.0          6.2          13%
    Latin America                                      0.8          0.5          0.5          0.4          0.4         (50%)
                                                ----------   ----------   ----------   ----------   ----------
            Total Managed                       $     10.2   $     10.5   $     10.8   $     11.3   $     11.6          14%
                                                ==========   ==========   ==========   ==========   ==========

Net Credit Losses (in millions of dollars)      $      111   $      122   $      148   $      119   $      117           5%

Coincident Managed Net Credit Loss Ratio              4.46%        4.64%        5.41%        4.21%        4.09%
12 Month Lagged Managed Net Credit Loss Ratio         4.76%        4.99%        5.71%        4.57%        4.67%

Loans 90+Days Past Due (in millions of
  dollars)                                      $      199   $      235   $      202   $      212   $      226          14%
    % of EOP Managed Loans                            2.00%        2.17%        1.85%        1.78%        1.97%

(1) Adjusted for the effect of credit card securitization.

(2) Risk adjusted revenue is total revenues less net credit losses.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
CONSUMER FINANCE

(In millions of dollars)

                                                                                                                   1Q 2003 VS.
                                                    1Q           2Q           3Q           4Q           1Q      1Q 2002 INCREASE/
                                                   2002         2002         2002         2002         2003         (DECREASE)
                                                ----------   ----------   ----------   ----------   ----------  -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE         $    2,332   $    2,449   $    2,462   $    2,564   $    2,532           9%
Total Operating Expenses                               755          789          776          794          865          15%
Provision for Credit Losses                            750          775          844          925          930          24%
                                                ----------   ----------   ----------   ----------   ----------
Income Before Taxes                                    827          885          842          845          737         (11%)
Income Taxes                                           297          317          303          283          252         (15%)
                                                ----------   ----------   ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS               $      530   $      568   $      539   $      562   $      485          (8%)
                                                ==========   ==========   ==========   ==========   ==========
Average Assets (in billions of dollars)         $       91   $       94   $       98   $      100   $      104          14%
Return on Assets                                      2.36%        2.42%        2.18%        2.23%        1.89%

KEY INDICATORS:

AVERAGE LOANS (in billions of dollars):
    Real estate secured loans                   $     46.4   $     47.3   $     48.2   $     50.0   $     51.0          10%
    Personal loans                                    20.1         21.4         22.7         22.2         22.5          12%
    Auto                                               7.4          7.9          8.4          9.8         10.8          46%
    Sales finance and other                            3.3          4.1          4.1          4.5          4.5          36%
                                                ----------   ----------   ----------   ----------   ----------
       Total                                    $     77.2   $     80.7   $     83.4   $     86.5   $     88.8          15%
                                                ==========   ==========   ==========   ==========   ==========

Average Yield                                        14.77%       14.79%       14.51%       14.19%       14.11%
Average Net Interest Margin                          10.58%       10.82%       10.62%       10.48%       10.55%
Net Credit Loss Ratio                                 3.52%        3.60%        3.71%        3.91%        3.91%

Loans 90+ Days Past Due (in billions of
  dollars)                                      $    2,242   $    2,166   $    2,179   $    2,197   $    2,183          (3%)
    % of EOP Loans                                    2.86%        2.62%        2.60%        2.48%        2.45%

NUMBER OF OFFICES:
  North America                                      2,394        2,410        2,420        2,411        2,394           -
  International                                      1,142        1,199        1,187        1,137        1,103          (3%)
                                                ----------   ----------   ----------   ----------   ----------
       Total                                         3,536        3,609        3,607        3,548        3,497          (1%)
                                                ==========   ==========   ==========   ==========   ==========

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
CONSUMER FINANCE
NORTH AMERICA CONSUMER FINANCE

(In millions of dollars)

                                                                                                                   1Q 2003 VS.
                                                    1Q           2Q           3Q           4Q           1Q      1Q 2002 INCREASE/
                                                   2002         2002         2002         2002         2003         (DECREASE)
                                                ----------   ----------   ----------   ----------   ----------  -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE         $    1,520   $    1,512   $    1,495   $    1,585   $    1,629           7%
Total Operating Expenses                               491          460          462          480          537           9%
Provision for Credit Losses                            508          520          496          550          559          10%
                                                ----------   ----------   ----------   ----------   ----------
Income Before Taxes                                    521          532          537          555          533           2%
Income Taxes                                           190          195          196          197          197           4%
                                                ----------   ----------   ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS               $      331   $      337   $      341   $      358   $      336           2%
                                                ==========   ==========   ==========   ==========   ==========

Average Assets (in billions of dollars)         $       69   $       70   $       72   $       75   $       78          13%
Return on Assets                                      1.95%        1.93%        1.88%        1.89%        1.75%

KEY INDICATORS:

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
    Real estate secured loans                   $     41.7   $     42.1   $     42.6   $     44.3   $     45.0           8%
    Personal loans                                     9.9         10.1         10.2         10.3         10.4           5%
    Auto                                               5.4          5.8          6.2          7.8          8.8          63%
    Sales finance and other                            2.8          2.9          3.3          3.5          3.8          36%
                                                ----------   ----------   ----------   ----------   ----------
       Total                                    $     59.8   $     60.9   $     62.3   $     65.9   $     68.0          14%
                                                ==========   ==========   ==========   ==========   ==========

Average Yield                                        13.36%       13.06%       12.76%       12.56%       12.53%
Average Net Interest Margin                           8.64%        8.45%        8.29%        8.33%        8.56%
Net Credit Loss Ratio                                 3.00%        3.10%        2.79%        3.10%        3.06%

Loans 90+ Days Past Due (in millions of
  dollars)                                      $    1,979   $    1,828   $    1,777   $    1,786   $    1,786         (10%)
    % of EOP Loans                                    3.28%        2.97%        2.82%        2.64%        2.60%

NUMBER OF OFFICES:
    North America (excluding Mexico)                 2,278        2,280        2,288        2,267        2,248          (1%)
    Mexico                                             116          130          132          144          146          26%
                                                ----------   ----------   ----------   ----------   ----------
       Total                                         2,394        2,410        2,420        2,411        2,394           -
                                                ==========   ==========   ==========   ==========   ==========

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
CONSUMER FINANCE
INTERNATIONAL CONSUMER FINANCE
(In millions of dollars)

                                                                                                                   1Q 2003 VS.
                                                    1Q           2Q           3Q           4Q           1Q      1Q 2002 INCREASE/
                                                   2002         2002         2002         2002         2003         (DECREASE)
                                                ----------   ----------   ----------   ----------   ----------  -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE         $      812   $      937   $      967   $      979   $      903          11%
Total Operating Expenses                               264          329          314          314          328          24%
Provision for Credit Losses                            242          255          348          375          371          53%
                                                ----------   ----------   ----------   ----------   ----------
Income Before Taxes                                    306          353          305          290          204         (33%)
Income Taxes                                           107          122          107           86           55         (49%)
                                                ----------   ----------   ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS               $      199   $      231   $      198   $      204   $      149         (25%)
                                                ==========   ==========   ==========   ==========   ==========
Average Assets (in billions of dollars)         $       22   $       24   $       26   $       25   $       26          18%
Return on Assets                                      3.67%        3.86%        3.02%        3.24%        2.32%

KEY INDICATORS:

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
    Real estate secured loans                   $      4.7   $      5.2   $      5.6   $      5.7   $      6.0          28%
    Personal loans                                    10.2         11.3         12.5         11.9         12.1          19%
    Auto                                               2.0          2.1          2.2          2.0          2.0           -
    Sales finance and other                            0.5          1.2          0.8          1.0          0.7          40%
                                                ----------   ----------   ----------   ----------   ----------
       Total                                    $     17.4   $     19.8   $     21.1   $     20.6   $     20.8          20%
                                                ==========   ==========   ==========   ==========   ==========

Average Yield                                        19.54%       20.17%       19.68%       19.42%       19.20%
Average Net Interest Margin                          17.17%       18.17%       17.53%       17.32%       16.94%
Net Credit Loss Ratio                                 5.32%        5.16%        6.42%        6.48%        6.69%

Loans 90+ Days Past Due (in millions of
  dollars)                                      $      263   $      338   $      402   $      411   $      397          51%
    % of EOP Loans                                    1.46%        1.61%        1.94%        1.98%        1.93%

NUMBER OF OFFICES:
    EMEA                                               129          130          129          133          135           5%
    Japan                                              879          940          940          884          840          (4%)
    Asia (excluding Japan)                              31           31           32           36           49          58%
    Latin America                                      103           98           86           84           79         (23%)
                                                ----------   ----------   ----------   ----------   ----------
       Total                                         1,142        1,199        1,187        1,137        1,103          (3%)
                                                ==========   ==========   ==========   ==========   ==========

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
RETAIL BANKING
(In millions of dollars)

                                                                                                                   1Q 2003 VS.
                                                    1Q           2Q           3Q           4Q           1Q      1Q 2002 INCREASE/
                                                   2002         2002         2002         2002         2003         (DECREASE)
                                                ----------   ----------   ----------   ----------   ----------  -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE         $    3,172   $    3,065   $    3,205   $    3,373   $    3,642          15%
Total Operating Expenses                             1,779        1,742        1,672        1,848        1,957          10%
Provision for Benefits, Claims and Credit
  Losses                                               423          291          248          233          291         (31%)
                                                ----------   ----------   ----------   ----------   ----------
Income Before Taxes and Minority Interest              970        1,032        1,285        1,292        1,394          44%

Income Taxes                                           349          369          450          440          434          24%
Minority Interest, Net of Tax                           10            8            8           13           18          80%
                                                ----------   ----------   ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS               $      611   $      655   $      827   $      839   $      942          54%
                                                ==========   ==========   ==========   ==========   ==========

Average Assets (in billions of dollars)         $      146   $      149   $      154   $      181   $      200          37%
Return on Assets                                      1.70%        1.76%        2.13%        1.84%        1.91%

KEY INDICATORS:

AVERAGE CUSTOMER DEPOSITS (IN BILLIONS OF
  DOLLARS):
    North America                               $     89.4   $     87.4   $     84.7   $    101.8   $    111.9          25%
    International                                     77.0         79.1         79.5         79.6         81.4           6%
                                                ----------   ----------   ----------   ----------   ----------
       Total                                    $    166.4   $    166.5   $    164.2   $    181.4   $    193.3          16%
                                                ==========   ==========   ==========   ==========   ==========

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
    North America                               $     62.9   $     63.6   $     65.9   $     87.5   $     99.4          58%
    International                                     32.6         33.9         34.1         32.5         33.6           3%
                                                ----------   ----------   ----------   ----------   ----------
       Total                                    $     95.5   $     97.5   $    100.0   $    120.0   $    133.0          39%
                                                ==========   ==========   ==========   ==========   ==========

Net Credit Loss Ratio                                 0.81%        0.82%        0.69%        0.46%        0.46%

Loans 90+Days Past Due (in millions of
  dollars)                                      $    3,448   $    3,514   $    3,408   $    4,073   $    4,070
    % of EOP Managed Loans                            3.66%        3.58%        3.48%        3.08%        3.08%

EOP ACCOUNTS (IN MILLIONS):
    North America                                     26.3         26.7         27.3         29.7         29.4          12%
    International                                     17.3         18.2         17.8         17.0         17.0          (2%)
                                                ----------   ----------   ----------   ----------   ----------
       Total                                          43.6         44.9         45.1         46.7         46.4           6%
                                                ==========   ==========   ==========   ==========   ==========

BRANCHES:
    Citibanking North America                          461          459          458          812          781          69%
    Mexico                                           1,489        1,429        1,423        1,422        1,413          (5%)
    International                                      909          908          890          891          875          (4%)
                                                ----------   ----------   ----------   ----------   ----------
       Total                                         2,859        2,796        2,771        3,125        3,069           7%
                                                ==========   ==========   ==========   ==========   ==========

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
RETAIL BANKING
NORTH AMERICA RETAIL BANKING
(In millions of dollars)

                                                                                                                   1Q 2003 VS.
                                                    1Q           2Q           3Q           4Q           1Q      1Q 2002 INCREASE/
                                                   2002         2002         2002         2002         2003         (DECREASE)
                                                ----------   ----------   ----------   ----------   ----------  -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE:
Citibanking North America and Consumer Assets   $    1,097   $    1,117   $    1,097   $    1,313   $    1,491          36%
Primerica Financial Services                           519          513          496          530          523           1%
Mexico                                                 445          500          487          402          459           3%
                                                ----------   ----------   ----------   ----------   ----------
   TOTAL REVENUES, NET OF INTEREST EXPENSE           2,061        2,130        2,080        2,245        2,473          20%
Total Operating Expenses                             1,193        1,149        1,069        1,216        1,303           9%
Provision for Credit Losses                            217          239          174          151          203          (6%)
                                                ----------   ----------   ----------   ----------   ----------
Income Before Taxes                                    651          742          837          878          967          49%
Income Taxes                                           242          266          288          298          298          23%
Minority Interest, Net of Tax                           10            8            8           13           18          80%
                                                ----------   ----------   ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS               $      399   $      468   $      541   $      567   $      651          63%
                                                ==========   ==========   ==========   ==========   ==========

INCOME FROM CONTINUING OPERATIONS BY BUSINESS:

   Citibanking North America and Consumer
     Assets                                     $      274   $      303   $      311   $      329   $      424          55%
   Primerica Financial Services                        133          131          126          147          136           2%
   Mexico                                               (8)          34          104           91           91          NM
                                                ----------   ----------   ----------   ----------   ----------
     Total                                      $      399   $      468   $      541   $      567   $      651          63%
                                                ==========   ==========   ==========   ==========   ==========

KEY INDICATORS:

AVERAGE CUSTOMER DEPOSITS (IN BILLIONS OF
  DOLLARS):
   North America (excluding Mexico)             $     62.6   $     62.7   $     62.4   $     79.9   $     90.6          45%
   Mexico                                             26.8         24.7         22.3         21.9         21.3         (21%)
                                                ----------   ----------   ----------   ----------   ----------
     Total                                      $     89.4   $     87.4   $     84.7   $    101.8   $    111.9          25%
                                                ==========   ==========   ==========   ==========   ==========

AVERAGE LOANS BY TYPE (IN BILLIONS OF DOLLARS):
   Mortgages                                    $     31.0   $     32.7   $     35.3   $     51.3   $     59.6          92%
   Student Loans                                      19.2         19.2         19.9         21.3         22.0          15%
   Personal                                            1.5          1.4          1.4          1.4          1.3         (13%)
   Commercial / Other                                 11.2         10.3          9.3         13.5         16.5          47%
                                                ----------   ----------   ----------   ----------   ----------
     Total                                      $     62.9   $     63.6   $     65.9   $     87.5   $     99.4          58%
                                                ==========   ==========   ==========   ==========   ==========

Net Credit Loss Ratio                                 0.56%        0.76%        0.39%        0.20%        0.27%

Loans 90+Days Past Due (in millions of
   dollars)                                     $    2,405   $    2,333   $    2,243   $    2,818   $    2,761          15%
    % of EOP Managed Loans                            3.86%        3.66%        3.38%        2.82%        2.80%

CITIBANKING NORTH AMERICA AND CONSUMER ASSETS:

Mutual Fund / UIT Sales at NAV (in millions
   of dollars)                                  $      841   $      866   $      783   $      735   $      831          (1%)
Variable Annuity Net Written Premiums &
   Deposits (in millions of dollars)            $      367   $      327   $      375   $      329   $      394           7%
EOP Mortgage Servicing Portfolio
   (in billions of dollars)                     $     74.9   $     80.6   $     82.0   $    162.9   $    155.4          NM
Mortgage Orginations (in billions of dollars)   $     10.7   $     11.8   $     12.7   $     20.0   $     21.3          99%
Student Loan Originations (in billions
   of dollars)                                  $      1.5   $      0.7   $      2.2   $      1.6   $      2.3          53%

PRIMERICA FINANCIAL SERVICES:

Life Insurance in Force (in billions
   of dollars)                                  $    441.3   $    452.6   $    459.1   $    466.8   $    474.4           8%
Loan Volumes (in millions of dollars) (1)       $  1,253.8   $  1,139.8   $  1,105.4   $  1,237.4   $  1,259.6           -
Mutual Fund / UIT Sales at NAV (in millions
   of dollars)                                  $      937   $      964   $      718   $      687   $      706         (25%)
Variable Annuity Net Written Premiums &
   Deposits (in millions of dollars)            $      225   $      250   $      184   $      156   $      158         (30%)

(1) Represents loan products marketed by PFS; the receivables are primarily reflected in the assets of Consumer Finance.

NM Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
RETAIL BANKING
INTERNATIONAL RETAIL BANKING
(In millions of dollars)

                                                                                                              1Q 2003 VS.
                                                   1Q          2Q         3Q           4Q          1Q      1Q 2002 INCREASE/
                                                  2002        2002       2002         2002        2003        (DECREASE)
                                               ----------  ----------  ----------  ----------  ----------  -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE:
EMEA                                           $      431  $      476  $      504  $      541  $      550           28%
Japan                                                 102         111         167         111         107            5%
Asia (excluding Japan)                                354         356         394         382         398           12%
Latin America                                         224          (8)         60          94         114          (49%)
                                               ----------  ----------  ----------  ----------  ----------
   TOTAL REVENUES, NET OF INTEREST EXPENSE          1,111         935       1,125       1,128       1,169            5%
Total Operating Expenses                              586         593         603         632         654           12%
Provision for Credit Losses                           206          52          74          82          88          (57%)
                                               ----------  ----------  ----------  ----------  ----------
Income Before Taxes                                   319         290         448         414         427           34%
Income Taxes and Minority Interest, Net of
   Tax                                                107         103         162         142         136           27%
                                               ----------  ----------  ----------  ----------  ----------
INCOME FROM CONTINUING OPERATIONS              $      212  $      187  $      286  $      272  $      291           37%
                                               ==========  ==========  ==========  ==========  ==========

INCOME FROM CONTINUING OPERATIONS BY REGION:

   EMEA                                        $       89  $      101  $      108  $      108  $      112           26%
   Japan                                               32          39          72          39          31           (3%)
   Asia (excluding Japan)                             110         116         141         129         137           25%
   Latin America                                      (19)        (69)        (35)         (4)         11           NM
                                               ----------  ----------  ----------  ----------  ----------
     Total                                     $      212  $      187  $      286  $      272  $      291           37%
                                               ==========  ==========  ==========  ==========  ==========

KEY INDICATORS:

AVERAGE CUSTOMER DEPOSITS (IN BILLIONS OF
   DOLLARS):
   EMEA                                        $     16.2  $     16.9  $     17.0  $     17.3  $     18.4           14%
   Japan                                             15.8        17.2        18.4        18.7  $     18.9           20%
   Asia (excluding Japan)                            36.7        37.6        36.9        36.6  $     37.1            1%
   Latin America                                      8.3         7.4         7.2         7.0         7.0          (16%)
                                               ----------  ----------  ----------  ----------  ----------
     Total                                     $     77.0  $     79.1  $     79.5  $     79.6  $     81.4            6%
                                               ==========  ==========  ==========  ==========  ==========

AVERAGE LOANS BY TYPE (IN BILLIONS OF
   DOLLARS):
   Mortgages                                   $     14.2  $     14.5  $     14.3  $     12.1  $     12.1          (15%)
   Auto                                               2.8         2.6         2.5         2.3         2.1          (25%)
   Personal                                          12.2        13.3        14.0        14.6        15.5           27%
   Commercial / Other                                 3.4         3.5         3.3         3.5         3.9           15%
                                               ----------  ----------  ----------  ----------  ----------
     Total                                     $     32.6  $     33.9  $     34.1  $     32.5  $     33.6            3%
                                               ==========  ==========  ==========  ==========  ==========

Net Credit Loss Ratio                                1.29%       0.92%       1.26%       1.19%       1.02%

Loans 90+Days Past Due (in millions of
   dollars)                                    $    1,043  $    1,181  $    1,165  $    1,255  $    1,309           26%
   % of EOP Managed Loans                            3.26%       3.43%       3.68%       3.84%       3.86%

BRANCHES:

   EMEA                                               603         599         605         606         592           (2%)
   Japan                                               20          20          20          23          24           20%
   Asia (excluding Japan)                              91          94          96          98          98            8%
   Latin America                                      195         195         169         164         161          (17%)
                                               ----------  ----------  ----------  ----------  ----------
     Total                                            909         908         890         891         875           (4%)
                                               ==========  ==========  ==========  ==========  ==========

NM  Not meaningful

Reclassified to conform to the current period's presentation.

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GLOBAL CORPORATE AND INVESTMENT BANK
INCOME STATEMENT
(In millions of dollars)

                                                                                                              1Q 2003 VS.
                                                   1Q          2Q         3Q           4Q          1Q      1Q 2002 INCREASE/
                                                  2002        2002       2002         2002        2003        (DECREASE)
                                               ----------  ----------  ----------  ----------  ----------  -----------------
REVENUES:
  Commissions and Fees                         $      588  $      579  $      580  $      532  $      416          (29%)
  Asset Management and Administration Fees            425         461         464         474         520           22%
  Investment Banking                                  904         985         770         853         826           (9%)
  Principal Transactions                            1,296       1,071         924         438       1,258           (3%)
  Other                                               (95)         22         148         192         208           NM
                                               ----------  ----------  ----------  ----------  ----------
     Total Non-Interest Revenues                    3,118       3,118       2,886       2,489       3,228            4%
     Net Interest and Dividends                     2,369       2,303       2,003       2,223       2,174           (8%)
                                               ----------  ----------  ----------  ----------  ----------
       Total Revenues, Net of Interest
         Expense                                    5,487       5,421       4,889       4,712       5,402           (2%)
                                               ----------  ----------  ----------  ----------  ----------
Non-Interest Expenses:
  Compensation and Benefits                         2,124       1,965       1,446       1,142       2,067           (3%)
  Other Operating and Administrative Expenses         918       1,019         998       3,142       1,028           12%
                                               ----------  ----------  ----------  ----------  ----------
       Total Non-Interest Expenses                  3,042       2,984       2,444       4,284       3,095            2%
                                               ----------  ----------  ----------  ----------  ----------
Provision for Credit Losses                           680         459         798         878         244          (64%)
                                               ----------  ----------  ----------  ----------  ----------
Income (Loss) Before Taxes and Minority
  Interest                                          1,765       1,978       1,647        (450)      2,063           17%
Income Taxes (Benefits) and Minority
  Interest, Net of Tax                                589         670         568        (145)        632            7%
                                               ----------  ----------  ----------  ----------  ----------
    INCOME (LOSS) FROM CONTINUING OPERATIONS   $    1,176  $    1,308  $    1,079  $     (305) $    1,431           22%
                                               ==========  ==========  ==========  ==========  ==========

Pre-tax Profit Margin                                32.2%       36.5%       33.7%       -9.6%       38.2%
Non-Compensation Expenses as a Percent of
  Net Revenues                                       16.7%       18.8%       20.4%       66.7%       19.0%
Compensation and Benefits Expenses as a
  Percent of Net Revenues                            38.7%       36.2%       29.6%       24.2%       38.3%
Compensation and Benefits Expenses as a
  Percent of Risk Adjusted Revenues (1)              44.2%       39.6%       35.3%       29.8%       40.1%

(1) Risk Adjusted Revenues represent Revenues net of Interest Expense less Provision for Credit Losses.

NM Not meaningful

Reclassified to conform to the current period's presentation.

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GLOBAL CORPORATE AND INVESTMENT BANK
REVENUE DETAILS
(In millions of dollars)

                                                                                                                   1Q 2003 VS.
                                              1Q            2Q            3Q            4Q            1Q        1Q 2002 INCREASE/
                                             2002          2002          2002          2002          2003           (DECREASE)
                                          ----------    ----------    ----------    ----------    ----------    -----------------
INVESTMENT BANKING REVENUE:

    Debt Underwriting                     $      349    $      359    $      270    $      296    $      402             15%
    Equity Underwriting                          342           308           195           177           155            (55%)
    Advisory and Other Fees                      352           450           434           482           375              7%
    Revenue Recognized in Private Client
       Segment                                  (139)         (132)         (129)         (102)         (106)            24%
                                          ----------    ----------    ----------    ----------    ----------
       Total Investment Banking Revenues  $      904    $      985    $      770    $      853    $      826             (9%)
                                          ==========    ==========    ==========    ==========    ==========

TRADING RELATED REVENUE BY PRODUCT
    Fixed Income                          $    1,538    $    1,173    $    1,099    $      980    $    1,515             (1%)
    Equities                                     148           197             2           (17)          111            (25%)
    Foreign Exchange                             435           522           412           357           418             (4%)
    All Other                                     84            33            68            28            45            (46%)
    Revenue Recognized in Private Client
       Segment                                  (120)         (112)         (121)         (114)         (126)            (5%)
                                          ----------    ----------    ----------    ----------    ----------
    Total Trading Related Revenue         $    2,085    $    1,813    $    1,460    $    1,234    $    1,963             (6%)
                                          ==========    ==========    ==========    ==========    ==========

TRADING RELATED REVENUE BY INCOME
    STATEMENT LINE
          Principal Transactions          $    1,296    $    1,071    $      924    $      438    $    1,258             (3%)
          Net Interest Revenue                   789           742           536           796           705            (11%)
                                          ----------    ----------    ----------    ----------    ----------
       Total Trading Related Revenue      $    2,085    $    1,813    $    1,460    $    1,234    $    1,963             (6%)
                                          ==========    ==========    ==========    ==========    ==========

Reclassified to conform to the current period's presentation.

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GLOBAL CORPORATE AND INVESTMENT BANK
CAPITAL MARKETS AND BANKING
(In millions of dollars)

                                                                                                                   1Q 2003 VS.
                                              1Q            2Q            3Q            4Q            1Q        1Q 2002 INCREASE/
                                             2002          2002          2002          2002          2003           (DECREASE)
                                          ----------    ----------    ----------    ----------    ----------    -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE   $    4,729    $    4,563    $    4,035    $    3,778    $    4,499             (5%)
Total Operating Expenses                       2,438         2,390         1,849         1,655         2,499              3%
Provision for Credit Losses                      611           456           710           829           235            (62%)
                                          ----------    ----------    ----------    ----------    ----------
Income Before Taxes                            1,680         1,717         1,476         1,294         1,765              5%
Income Taxes and Minority Interest, Net
  of Tax                                         570           591           516           396           539             (5%)
                                          ----------    ----------    ----------    ----------    ----------
INCOME FROM CONTINUING OPERATIONS         $    1,110    $    1,126    $      960    $      898    $    1,226             10%
                                          ==========    ==========    ==========    ==========    ==========

INVESTMENT BANKING
UNDERWRITING (FULL CREDIT TO BOOK
  MANAGER):
    DEBT AND EQUITY:
       Global Volume (1)                  $  141,961    $  116,686    $   89,829    $   91,616    $  139,164             (2%)
       Global Market Share                      11.6%         10.3%         10.0%          9.4%         10.8%
       Rank                                        1             1             1             1             1

       U.S. Volume (2)                    $  114,651    $   85,050    $   73,050    $   67,553    $   71,174            (38%)
       U.S. Market Share                        13.7%         11.5%         11.6%         10.2%         12.5%
       Rank                                        1             1             1             1             1

(1) Includes non-convertible debt, Rule 144A non-convertible debt, Rule 144A non-convertible preferred, non-convertible preferred, preferred, taxable municipal debt, mortgage and asset backed debt, all common stock, convertible debt and convertible preferred. Excludes all closed end funds.

(2) Includes all U.S. mortgage and asset backed debt, U.S. non-convertible debt, U.S. Rule 144A non-convertible and U.S. taxable municipal debt, all U.S. common stock, U.S. convertible debt and U.S. convertible preferred. Excludes all closed end funds, 144A common stock, 144A convertible stock, and 144A convertible preferred.

Reclassified to conform to the current period's presentation.

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GLOBAL CORPORATE AND INVESTMENT BANK
TRANSACTION SERVICES
(In millions of dollars)

                                                                                                                   1Q 2003 VS.
                                              1Q            2Q            3Q            4Q            1Q        1Q 2002 INCREASE/
                                             2002          2002          2002          2002          2003           (DECREASE)
                                          ----------    ----------    ----------    ----------    ----------    -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE   $      857    $      962    $      911    $      890    $      913              7%
Total Operating Expenses                         653           630           633           667           625             (4%)
Provision for Credit Losses                       69             3            88            49             9            (87%)
                                          ----------    ----------    ----------    ----------    ----------
Income Before Taxes                              135           329           190           174           279             NM
Income Taxes and Minority Interest, Net
  of Tax                                          46           113            61            50            82             78%
                                          ----------    ----------    ----------    ----------    ----------
INCOME FROM CONTINUING OPERATIONS         $       89    $      216    $      129    $      124    $      197             NM
                                          ==========    ==========    ==========    ==========    ==========

LIABILITY BALANCES (AVERAGE IN BILLIONS)  $       81    $       84    $       86    $       89    $       92             14%

ASSETS UNDER CUSTODY (EOP IN TRILLIONS)   $      5.2    $      5.4    $      5.3    $      5.1    $      5.2              -

NM  Not meaningful

Reclassified to conform to the current period's presentation.

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PRIVATE CLIENT SERVICES
(In millions of dollars)

                                                                                                                   1Q 2003 VS.
                                              1Q            2Q            3Q            4Q            1Q        1Q 2002 INCREASE/
                                             2002          2002          2002          2002          2003           (DECREASE)
                                          ----------    ----------    ----------    ----------    ----------    -----------------
REVENUES:
Fee-Based and Net Interest Revenue        $      770    $      799    $      728    $      658    $      687            (11%)
Commissions and Other Transactional
  Revenue                                        737           752           702           684           640            (13%)
                                          ----------    ----------    ----------    ----------    ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE        1,507         1,551         1,430         1,342         1,327            (12%)
                                          ----------    ----------    ----------    ----------    ----------
Total Operating Expenses                       1,165         1,198         1,133         1,059         1,072             (8%)
Provision for Credit Losses                        -             2             -             4             1              -
                                          ----------    ----------    ----------    ----------    ----------
Income Before Taxes                              342           351           297           279           254            (26%)
Income Taxes                                     125           128           109           108            97            (22%)
                                          ----------    ----------    ----------    ----------    ----------
INCOME FROM CONTINUING OPERATIONS         $      217    $      223    $      188    $      171    $      157            (28%)
                                          ==========    ==========    ==========    ==========    ==========

Pretax Profit Margin                              23%           23%           21%           21%           19%

Financial Consultants                         12,767        12,808        12,744        12,690        12,471             (2%)
Annualized Revenue per FC (000)           $      481    $      482    $      444    $      418    $      428            (11%)
Branch offices                                   536           538           538           536           534              -

CLIENT ASSETS (in billions of dollars)

ASSETS UNDER FEE-BASED MANAGEMENT:

    Consulting Group and Internally
       Managed Accounts                   $      130    $      116    $      103    $      106    $      107            (18%)
    Financial Consultant Managed Accounts         60            55            49            52            53            (12%)
                                          ----------    ----------    ----------    ----------    ----------
    TOTAL PRIVATE CLIENT (1)              $      190    $      171    $      152    $      158    $      160            (16%)
                                          ==========    ==========    ==========    ==========    ==========

TOTAL CLIENT ASSETS:

   Private Client                         $      858    $      802    $      734    $      762    $      763            (11%)
   Other Investor Assets within Citigroup
      Global Markets                             127           130           116           129           119             (6%)
                                          ----------    ----------    ----------    ----------    ----------
      TOTAL (1)                           $      985    $      932    $      850    $      891    $      882            (10%)
                                          ==========    ==========    ==========    ==========    ==========

Net Client Asset Flows                    $       15    $        9    $        7    $        3    $        5            (67%)

Bank Deposit Program                      $       37    $       37    $       40    $       41    $       42             14%

(1)  Includes some assets jointly managed with Citigroup Asset Management.

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES - PAGE 1
(In millions of dollars)

                                                                                                                    1Q 2003 VS.
                                                    1Q           2Q           3Q           4Q           1Q      1Q 2002 INCREASE/
                                                   2002         2002         2002         2002         2003         (DECREASE)
                                                ----------   ----------   ----------   ----------   ----------  -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE (1)     $    1,018   $    1,034   $      925   $    1,099   $    1,133          11%
Total Operating Expenses                                92          112          124          173          179          95%
Provision for Benefits and Claims                      616          735          698          677          680          10%
                                                ----------   ----------   ----------   ----------   ----------
Income Before Taxes                                    310          187          103          249          274         (12%)
Income Taxes                                            96           50           20           66           38         (60%)
                                                ----------   ----------   ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS               $      214   $      137   $       83   $      183   $      236          10%
                                                ==========   ==========   ==========   ==========   ==========

Less: Realized Insurance Investment
  Portfolio (Gains) / Losses after-tax                 (10)         118          100           11            2          NM
                                                ----------   ----------   ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS BEFORE
  REALIZED INSURANCE INVESTMENT PORTFOLIO
  GAINS / (LOSSES) (2)                          $      204   $      255   $      183   $      194   $      238          17%
                                                ==========   ==========   ==========   ==========   ==========

INCOME FROM CONTINUING OPERATIONS BEFORE
  REALIZED INSURANCE INVESTMENT PORTFOLIO
  GAINS / (LOSSES):

    Travelers Life & Annuity                    $      200   $      206   $      170   $      200   $      223          12%
    International Insurance Manufacturing       $        4   $       49   $       13   $       (6)  $       15          NM

PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                            $      123   $      112   $       89   $       94   $       92         (25%)
Group annuities                                         98           96           62          109           85         (13%)
Life                                                    41           66           47           53           48          17%
Other                                                   27           25           37           29           33          22%
                                                ----------   ----------   ----------   ----------   ----------
  Total Travelers Life & Annuity                       289          299          235          285          258         (11%)

Total International Insurance Manufacturing              5           70           16          (14)          19          NM
Realized Insurance Investment Portfolio
  Gains / (Losses)                                      16         (182)        (148)         (22)          (3)         NM
                                                ----------   ----------   ----------   ----------   ----------
  Total Life Insurance and Annuities            $      310   $      187   $      103   $      249   $      274         (12%)
                                                ==========   ==========   ==========   ==========   ==========

(1) Includes pre-tax realized insurance investment portfolio gains (losses) of $16, ($182), ($148), and ($22) million, for the first, second, third and fourth quarters of 2002, respectively, and ($3) million for the first quarter of 2003.

(2) Income from Continuing Operations before Realized Insurance Investment Portfolio Gains / (Losses) is a non-GAAP measure. The Company believes Income from Continuing Operations before Realized Insurance Investment Portfolio Gains / (Losses) is a more appropriate indicator of insurance results and more reflective of the underlying trends of the businesses ongoing operations. Net Realized Insurance Investment Portfolio Gains / (Losses) are significantly impacted by both discretionary and other economic factors.

NM Not meaningful
Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES - PAGE 2
(In millions of dollars)

                                                                                                                    1Q 2003 VS.
                                                    1Q           2Q           3Q           4Q           1Q      1Q 2002 INCREASE/
                                                   2002         2002         2002         2002         2003         (DECREASE)
                                                ----------   ----------   ----------   ----------   ----------  -----------------
TRAVELERS LIFE AND ANNUITY:

  INDIVIDUAL ANNUITIES:
  Net written premiums and deposits:
    Fixed                                       $      376   $      400   $      325   $      193   $      141         (63%)
    Variable                                         1,136        1,119          962          864          811         (29%)
    Individual Payout                                   14           12           15           17           20          43%
                                                ----------   ----------   ----------   ----------   ----------
      Total                                     $    1,526   $    1,531   $    1,302   $    1,074   $      972         (36%)
                                                ==========   ==========   ==========   ==========   ==========

  POLICYHOLDER ACCOUNT BALANCES AND BENEFIT
    RESERVES: (1)
    Fixed                                       $    7,889   $    8,229   $    8,515   $    8,647   $    8,755          11%
    Variable                                        22,168       20,328       18,173       19,152       18,874         (15%)
    Individual Payout                                  646          644          645          649          653           1%
                                                ----------   ----------   ----------   ----------   ----------
      Total                                     $   30,703   $   29,201   $   27,333   $   28,448   $   28,282          (8%)
                                                ==========   ==========   ==========   ==========   ==========

  POLICYHOLDER ACCOUNT BALANCES AND BENEFIT
    RESERVES ROLLFORWARD: (1)

    Beginning of Period                         $   30,049   $   30,703   $   29,201   $   27,333   $   28,448          (5%)
      Net Sales                                        796          661          464          262          186         (77%)
      Change in Market Value                          (116)      (2,130)      (2,318)         856         (345)         NM
      Interest Credited                                116          121          128          133          122           5%
      Benefits, Fees and Other                        (142)        (154)        (142)        (136)        (129)          9%
                                                ----------   ----------   ----------   ----------   ----------
      End of Period                             $   30,703   $   29,201   $   27,333   $   28,448   $   28,282          (8%)
                                                ==========   ==========   ==========   ==========   ==========

  GROUP ANNUITIES:
  Net Written Premiums and Deposits (2)         $    1,525   $    2,350   $    1,397   $    1,020   $    2,111          38%

  Policyholder account balances and benefit
    reserves:
    Guaranteed Investment Contracts             $    9,745   $   10,808   $   10,970   $   10,719   $   11,624          19%
    Payout Group Annuities                           5,720        5,942        6,099        6,202        6,320          10%
    Other Group Investment Contracts                 5,819        5,759        5,581        5,380        5,433          (7%)
                                                ----------   ----------   ----------   ----------   ----------
      Total                                     $   21,284   $   22,509   $   22,650   $   22,301   $   23,377          10%
                                                ==========   ==========   ==========   ==========   ==========

  LIFE INSURANCE:
    Net written premiums and deposits:
    Direct periodic premiums and deposits       $      233   $      177   $      143   $      218   $      209         (10%)
    Single premium deposits                             76           72           64           73           49         (36%)
    Reinsurance                                        (26)         (28)         (29)         (30)         (30)        (15%)
                                                ----------   ----------   ----------   ----------   ----------
      Total                                     $      283   $      221   $      178   $      261   $      228         (19%)
                                                ==========   ==========   ==========   ==========   ==========

    Policyholder account balances and benefit
      reserves:                                 $    3,592   $    3,643   $    3,635   $    3,852   $    3,971          11%
    Life insurance in force (in billions,
      face amt.)                                $     77.8   $     79.6   $     80.7   $     82.0   $     83.2           7%
    Life insurance issued (in billions, face
      amt.)                                     $      4.5   $      4.0   $      3.2   $      3.3   $      3.3         (27%)

  INVESTMENT DATA:
    Assets                                      $   35,179   $   36,869   $   38,075   $   39,766   $   42,316          20%
    Net Investment Income                       $      619   $      638   $      620   $      693   $      661           7%
    Annualized Effective Yield                        7.11%        7.12%        6.57%        7.25%        6.67%

(1)  Includes general account, separate accounts and managed funds.

(2)  Excludes deposits related to Citigroup plans previously managed externally.

NM Not meaningful

[CITIGROUP LOGO]

GLOBAL INVESTMENT MANAGEMENT
PRIVATE BANK
(In millions of dollars)

                                                                                                                    1Q 2003 VS.
                                                    1Q           2Q           3Q           4Q           1Q      1Q 2002 INCREASE/
                                                   2002         2002         2002         2002         2003         (DECREASE)
                                                ----------   ----------   ----------   ----------   ----------  -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE         $      423   $      428   $      414   $      439   $      461           9%
Total Operating Expenses                               257          261          237          252          275           7%
Provision for Credit Losses                              6            -            5            7            4         (33%)
                                                ----------   ----------   ----------   ----------   ----------
Income Before Taxes                                    160          167          172          180          182          14%
Income Taxes                                            49           54           55           58           57          16%
                                                ----------   ----------   ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS               $      111   $      113   $      117   $      122   $      125          13%
                                                ==========   ==========   ==========   ==========   ==========
Average Assets (in billions of dollars)         $       28   $       29   $       29   $       30   $       34          21%
                                                ==========   ==========   ==========   ==========   ==========
Return on Assets                                      1.61%        1.56%        1.60%        1.61%        1.49%
                                                ==========   ==========   ==========   ==========   ==========
Client Business Volumes (in billions of
  dollars) (1)                                  $      166   $      163   $      163   $      170   $      172           4%
                                                ==========   ==========   ==========   ==========   ==========

CLIENT BUSINESS VOLUMES (IN BILLIONS OF
  DOLLARS) (1):
  Proprietary Managed Assets                    $       31   $       29   $       31   $       32   $       32           3%
  Other Assets under Fee-Based Management                9            9            8            8            7         (22%)
  Banking and Fiduciary Deposits                        35           36           36           38           39          11%
  Loans                                                 29           30           31           33           34          17%
  Other, Principally Custody Accounts                   62           59           57           59           60          (3%)
                                                ----------   ----------   ----------   ----------   ----------
    Total Client Business Volumes               $      166   $      163   $      163   $      170   $      172           4%
                                                ==========   ==========   ==========   ==========   ==========

REVENUES:
Customer Revenues
  Net Interest Spread and Recurring
    Fee-Based Revenues                          $      273   $      270   $      269   $      283   $      287           5%
  Transaction Revenues                                  91           96           74           90          115          26%
                                                ----------   ----------   ----------   ----------   ----------
    Total Customer Revenues                            364          366          343          373          402          10%
Other Revenues (Principally Allocated Equity
  and Treasury Revenues)                                59           62           71           66           59           -
                                                ----------   ----------   ----------   ----------   ----------
    TOTAL REVENUES                              $      423   $      428   $      414   $      439   $      461           9%
                                                ==========   ==========   ==========   ==========   ==========

        North America                           $      187   $      184   $      187   $      197   $      210          12%
        International                                  236          244          227          242          251           6%
                                                ----------   ----------   ----------   ----------   ----------
                                                $      423   $      428   $      414   $      439   $      461           9%
                                                ==========   ==========   ==========   ==========   ==========

Net Credit Loss Ratio                                 0.04%        0.00%        0.08%        0.10%        0.03%

(1) Client Business Volumes reflect the inclusion of Banamex beginning in the 2002 third quarter.

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL INVESTMENT MANAGEMENT
ASSET MANAGEMENT (1)
(In millions of dollars)

                                                                                                                    1Q 2003 VS.
                                                    1Q           2Q           3Q           4Q           1Q      1Q 2002 INCREASE/
                                                   2002         2002         2002         2002         2003         (DECREASE)
                                                ----------   ----------   ----------   ----------   ----------  -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE         $      470   $      475   $      451   $      445   $      400         (15%)
Total Operating Expenses                               318          298          280          293          254         (20%)
                                                ----------   ----------   ----------   ----------   ----------
Income Before Taxes and Minority Interest              152          177          171          152          146          (4%)
Income Taxes and Minority Interest, net of tax          53           56           57           43           41         (23%)
                                                ----------   ----------   ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS               $       99   $      121   $      114   $      109   $      105           6%
                                                ==========   ==========   ==========   ==========   ==========
Pre-tax profit margin                                 32.3%        37.3%        37.9%        34.2%        36.5%

ASSET MANAGEMENT (EXCL. RETIREMENT SERVICES):
  Total Revenues, Net of Interest Expense       $      385   $      393   $      361   $      361   $      328         (15%)
  Total Operating Expenses                             257          260          243          246          219         (15%)
                                                ----------   ----------   ----------   ----------   ----------
  Income Before Taxes                                  128          133          118          115          109         (15%)
  Income taxes                                          50           49           45           43           39         (22%)
                                                ----------   ----------   ----------   ----------   ----------
  INCOME FROM CONTINUING OPERATIONS             $       78   $       84   $       73   $       72   $       70         (10%)
                                                ==========   ==========   ==========   ==========   ==========

RETIREMENT SERVICES:
  Total Revenues, Net of Interest Expense       $       85   $       82   $       90   $       84   $       72         (15%)
  Total Operating Expenses                              61           38           37           47           35         (43%)
                                                ----------   ----------   ----------   ----------   ----------
  Income Before Taxes and Minority Interest             24           44           53           37           37          54%
  Income Taxes and Minority Interest, net of
    tax                                                  3            7           12            -            2         (33%)
                                                ----------   ----------   ----------   ----------   ----------
  INCOME FROM CONTINUING OPERATIONS             $       21   $       37   $       41   $       37   $       35          67%
                                                ==========   ==========   ==========   ==========   ==========

NET FLOWS BY BUSINESS (IN BILLIONS OF DOLLARS):
Retail/Private Bank                             $      6.0   $      3.3   $      0.5   $      0.9   $     (1.4)
Institutional
  Long Term                                            4.1          3.6          1.6          1.4          1.2
  Liquidity                                            9.8          1.7         (8.1)        10.1         (2.4)
                                                ----------   ----------   ----------   ----------   ----------
Total Institutional                                   13.9          5.3         (6.5)        11.5         (1.2)
                                                ----------   ----------   ----------   ----------   ----------
  Net Flows Excluding US Retail Money Markets   $     19.9   $      8.6   $     (6.0)  $     12.4   $     (2.6)
                                                ----------   ----------   ----------   ----------   ----------
US Retail Money Markets                         $     (1.6)  $     (4.5)  $     (3.0)  $     (3.5)  $      0.1

ASSETS UNDER MANAGEMENT BY BUSINESS (IN
  BILLIONS OF DOLLARS):
Retail/Private Bank (2)                         $    238.9   $    220.6   $    201.5   $    205.1   $    201.5         (16%)
Institutional                                        156.6        161.7        150.2        163.9        162.6           4%
Retirement Services                                    9.9         10.1         10.6         11.1         11.1          12%
Other (3)                                             46.3         47.3         81.5         82.8         87.0          88%
                                                ----------   ----------   ----------   ----------   ----------
  Total Assets Under Management (2, 3)          $    451.7   $    439.7   $    443.8   $    462.9   $    462.2           2%
                                                ==========   ==========   ==========   ==========   ==========

ASSETS UNDER MANAGEMENT BY PRODUCT (IN
    BILLIONS OF DOLLARS):
Equity/Balanced                                 $    165.5   $    151.2   $    129.4   $    132.9   $    125.9         (24%)
Fixed Income                                         106.3        111.7        145.1        152.9        162.6          53%
Money Markets/Liquidity                              140.6        135.2        124.3        132.3        128.9          (8%)
Alternative Investments                               39.3         41.6         45.0         44.8         44.8          14%
                                                ----------   ----------   ----------   ----------   ----------
  Total Assets Under Management (2, 3)          $    451.7   $    439.7   $    443.8   $    462.9   $    462.2           2%
                                                ==========   ==========   ==========   ==========   ==========

NUMBER OF MORNINGSTAR 4- AND 5-STAR MUTUAL
  FUND SHARE CLASSES (4)
  Equity                                                11           12           13           14           16          45%
  Fixed Income                                          10           13           13           12           11          10%

CITISTREET JOINT VENTURE - ASSETS UNDER
  ADMINISTRATION                                $      181   $      176   $      159   $      163   $      155         (14%)
  (IN BLLIONS OF DOLLARS)

(1)  Includes Retirement Services Businesses.

(2) Includes $29, $28, $29 and $31 billion for the first, second, third and fourth quarters of 2002, respectively, and $30 billion for the first quarter of 2003 for Citigroup Private Bank clients.

(3) Includes CAI Institutional alternative investments, Travelers Property Casualty Corp., and TAMIC AUMs. Travelers Property Casualty Corp. assets of $34 and $35 billion in the third and fourth quarters of 2002 and $39 billion for the first quarter of 2003 are managed by Asset Management on a third-party basis following the spin-off.

(4) Asset calculations are based on classes of such funds ranked by Morningstar. Number of funds reflects only one class per fund and are based on performance of non-money market retail funds.

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL INVESTMENT MANAGEMENT
INSURANCE INVESTMENT PORTFOLIO (1)
(In millions of dollars)

                                                                                                                    1Q 2003 VS.
                                                    1Q           2Q           3Q           4Q           1Q      1Q 2002 INCREASE/
                                                   2002         2002         2002         2002         2003         (DECREASE)
                                                ----------   ----------   ----------   ----------   ----------  -----------------
Fixed-income investments:
  Available for sale, at market:
    Mortgage-backed securities - principally
      obligations of U.S. Government agencies   $    8,160   $    8,516   $    9,113   $    8,979   $   10,528          29%
    U.S. Treasury securities and obligations
      of U.S. Government corporations and
      agencies                                       2,093        2,068        2,254        2,819        2,422          16%
    Corporates (including redeemable preferreds)    24,730       25,840       26,810       27,106       28,042          13%
    Obligations of states and political
      subdivisions                                     148          241          318          370          380          NM
    Debt securities issued by foreign
      governments                                      749          643          537          398          510         (32%)
  Held to maturity, at amortized cost                   13           12           12           11            9         (31%)
                                                ----------   ----------   ----------   ----------   ----------
  Total fixed income                                35,893       37,320       39,044       39,683       41,891          17%
Equity securities, at market                           548          539          470          356          362         (34%)
Short Term and Other                                 4,140        4,230        3,836        6,364        5,890          42%
                                                ----------   ----------   ----------   ----------   ----------
  TOTAL INVESTMENTS HELD BY INSURANCE COMPANIES $   40,581   $   42,089   $   43,350   $   46,403   $   48,143          19%
                                                ==========   ==========   ==========   ==========   ==========

After-tax unrealized gains / (losses) on
  invested assets                               $     (112)  $      160   $      600   $      753   $    1,122          NM
                                                ==========   ==========   ==========   ==========   ==========

(1) Includes investments held by insurance companies. Excludes Travelers Property Casualty Corp.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

PROPRIETARY INVESTMENT ACTIVITIES (1)
(In millions of dollars)

                                                                                                                    1Q 2003 VS.
                                                    1Q           2Q           3Q           4Q           1Q      1Q 2002 INCREASE/
                                                   2002         2002         2002         2002         2003         (DECREASE)
                                                ----------   ----------   ----------   ----------   ----------  -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE (2)     $      111   $      (49)  $      (67)  $      (30)  $       94         (15%)

TOTAL OPERATING EXPENSES                                52           48           76           62           78          50%

INCOME (LOSS) FROM CONTINUING OPERATIONS (2)    $       35   $      (70)  $     (120)  $      (74)  $        -        (100%)

TOTAL REVENUES, NET OF INTEREST EXPENSE (BY
  TYPE):
Private Equity                                  $       77   $      (89)  $     (651)  $      (91)  $       10         (87%)
Hedge Funds                                             11           17           20           23           15          36%
Refinancing Portfolio                                    4            3            2            5            4           -
Other (2)                                               19           20          562           33           65          NM
                                                ----------   ----------   ----------   ----------   ----------
  Total                                         $      111   $      (49)  $      (67)  $      (30)  $       94         (15%)
                                                ==========   ==========   ==========   ==========   ==========

TOTAL PERIOD END ASSETS (IN BILLIONS)           $      9.6   $      8.6   $      9.1   $      9.4   $      9.1          (5%)

(1) Includes Venture Capital Activities and certain other corporate investments.

(2) The 2002 third quarter includes $527 million ($323 million after-tax) related to the gain on sale of 399 Park Avenue.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)

                                                                                                                    1Q 2003 VS.
                                                    1Q           2Q           3Q           4Q           1Q      1Q 2002 INCREASE/
                                                   2002         2002         2002         2002         2003         (DECREASE)
                                                ----------   ----------   ----------   ----------   ----------  -----------------
REVENUES
  Loan interest, including fees                 $    9,159   $    9,517   $    9,686   $    9,541   $    9,470           3%
  Other interest and dividends                       4,944        5,483        5,398        5,211        4,875          (1%)
  Insurance premiums                                   780          931          855          844          825           6%
  Commissions and fees                               3,928        4,105        3,612        3,613        3,700          (6%)
  Principal transactions                             1,613        1,270          993          637        1,602          (1%)
  Asset management and administration fees           1,320        1,377        1,263        1,186        1,251          (5%)
  Realized gains (losses) from sales of
    investments                                         30         (190)        (165)        (160)         162          NM
  Other income                                         880        1,108        1,863        1,924        1,314          49%
                                                ----------   ----------   ----------   ----------   ----------
    Total revenues                                  22,654       23,601       23,505       22,796       23,199           2%
    Interest expense                                 4,856        5,608        5,861        4,923        4,663          (4%)
                                                ----------   ----------   ----------   ----------   ----------
    Total revenues, net of interest expense         17,798       17,993       17,644       17,873       18,536           4%
                                                ----------   ----------   ----------   ----------   ----------

BENEFITS, CLAIMS, AND CREDIT LOSSES
  Policyholder benefits and claims                     803          925          887          863          871           8%
  Provision for credit losses                        2,559        2,057        2,689        2,690        2,053         (20%)
                                                ----------   ----------   ----------   ----------   ----------
    Total benefits, claims, and credit losses        3,362        2,982        3,576        3,553        2,924         (13%)
                                                ----------   ----------   ----------   ----------   ----------
OPERATING EXPENSES
  Non-insurance compensation and benefits            5,090        4,979        4,387        4,194        5,306           4%
  Insurance underwriting, acquisition and
    operating                                          269          233          230          260          264          (2%)
  Restructuring-related items                           46          (40)         (41)          20          (13)         NM
  Other operating                                    3,651        3,975        3,864        6,181        3,995           9%
                                                ----------   ----------   ----------   ----------   ----------
    Total operating expenses                         9,056        9,147        8,440       10,655        9,552           5%
                                                ----------   ----------   ----------   ----------   ----------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME
  TAXES, MINORITY INTEREST AND CUMULATIVE
    EFFECT OF ACCOUNTING CHANGE                      5,380        5,864        5,628        3,665        6,060          13%
Provision for income taxes                           1,879        2,017        1,898        1,204        1,919           2%
Minority interest, net of income taxes                  17           18           24           32           38          NM
                                                ----------   ----------   ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS BEFORE
  CUMULATIVE EFFECT OF ACCOUNTING CHANGE             3,484        3,829        3,706        2,429        4,103          18%

DISCONTINUED OPERATIONS (1)
  Income from Discontinued Operations                  455          359          151            -            -           -
  Gain on Sale of Stock by Subsidiary                1,270            -            -            -            -           -
  Provision (benefit) for income taxes                 319          104          (63)           -            -           -
                                                ----------   ----------   ----------   ----------   ----------
INCOME FROM DISCONTINUED OPERATIONS                  1,406          255          214            -            -           -

Cumulative Effect of Accounting Change (2)             (47)           -            -            -            -           -
                                                ----------   ----------   ----------   ----------   ----------
NET INCOME                                      $    4,843   $    4,084   $    3,920   $    2,429   $    4,103         (15%)
                                                ==========   ==========   ==========   ==========   ==========

(1) Travelers Property Casualty Corp. (TPC) (a wholly-owned subsidiary of Citigroup on December 31, 2001) sold 231,000,000 shares of its class A common stock at $18.50 per share in an initial public offering (IPO) on March 27, 2002. Citigroup made a tax-free distribution to its stockholders of a portion of its ownership interest in TPC on August 20, 2002. Discontinued Operations includes the operations of TPC, the $1.270 billion ($1.158 billion after-tax) gain on the IPO and income taxes on the operations and IPO gain. Citigroup remains a holder of approximately 9.9% of TPC's common equity.

(2) Accounting Change refers to the 2002 first quarter adoption of the remaining provisions of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS 142).

NM  Not meaningful

[CITIGROUP LOGO]

CITIGROUP CONSOLIDATED STATEMENT OF FINANCIAL POSITION (1)
(In millions of dollars)

                                                  MARCH 31,       JUNE 30,      SEPTEMBER 30,   DECEMBER 31,
                                                    2002            2002            2002            2002
                                                ------------    ------------    -------------   ------------
ASSETS
Cash and due from banks (including segregated
  cash and other deposits)                      $     15,984    $     17,686    $      15,886   $     17,326
Deposits at interest with banks                       17,189          16,768           15,183         16,382
Federal funds sold and securities borrowed or
   purchased under agreements to resell              150,605         148,384          157,482        139,946
Brokerage receivables                                 26,848          21,050           21,208         25,358
Trading account assets                               145,059         163,867          161,803        155,208
Investments                                          172,332         173,185          142,328        169,513
Loans, net of unearned income
  Consumer                                           246,452         260,263          265,600        310,597
  Corporate                                          142,262         142,712          138,016        137,208
                                                ------------    ------------    -------------   ------------
Loans, net of unearned income                        388,714         402,975          403,616        447,805
Allowance for credit losses                          (10,520)        (10,437)         (10,720)       (11,501)
                                                ------------    ------------    -------------   ------------
  Total loans, net                                   378,194         392,538          392,896        436,304
Goodwill                                              25,506          25,604           22,559         26,961
Intangible assets                                      8,885           8,844            7,776          8,509
Reinsurance recoverables                              12,531          12,481            4,328          4,356
Separate and variable accounts                        25,981          24,017           21,522         22,118
Other assets                                          78,543          78,882           68,597         75,209
                                                ------------    ------------    -------------   ------------
TOTAL ASSETS                                    $  1,057,657    $  1,083,306    $   1,031,568   $  1,097,190
                                                ============    ============    =============   ============

LIABILITIES
    Non-interest-bearing deposits in U.S.
      offices                                   $     21,652    $     21,475    $      22,469   $     29,545
    Interest-bearing deposits in U.S. offices        119,083         114,466          118,101        141,787
    Non-interest-bearing deposits in offices
      outside the U.S.                                18,488          19,706           19,343         21,422
    Interest-bearing deposits in offices
      outside the U.S.                               223,166         239,231          230,914        238,141
                                                ------------    ------------    -------------   ------------
Total deposits                                       382,389         394,878          390,827        430,895

Federal funds purchased and securities loaned
   or sold under agreements to repurchase            165,120         171,619          164,946        162,643
Brokerage payables                                    25,790          21,175           19,766         22,024
Trading account liabilities                           81,537          86,564           95,699         91,426
Contractholder funds and separate and variable
   accounts                                           49,992          49,925           48,347         49,331
Insurance policy and claims reserves                  49,840          50,129           16,304         16,350
Investment banking and brokerage borrowings           18,854          18,058           19,951         21,353
Short-term borrowings                                 24,805          24,638           27,991         30,629
Long-term debt                                       117,757         114,580          109,672        126,927
Other liabilities (3)                                 51,229          59,257           51,211         52,742
                                                ------------    ------------    -------------   ------------
Citigroup or subsidiary obligated mandatorily
  redeemable securities of subsidiary trusts
  holding solely junior subordinated debt
  securities of  --Parent                              4,326           4,435            4,605          4,657
               --Subsidiary                            2,380           2,333            1,483          1,495
                                                ------------    ------------    -------------   ------------
TOTAL LIABILITIES                                    974,019         997,591          950,802      1,010,472
                                                ------------    ------------    -------------   ------------

STOCKHOLDERS' EQUITY
Preferred Stock                                        1,400           1,400            1,400          1,400
Common Stock                                              55              55               55             55
Additional paid-in capital                            23,860          23,815           16,795         17,381
Retained earnings                                     73,798          76,924           79,911         81,403
Treasury stock                                       (11,194)        (12,624)         (14,363)       (11,637)
Accumulated other changes in equity from
   nonowner sources                                   (1,770)         (1,726)          (1,095)          (193)
Unearned compensation                                 (2,511)         (2,129)          (1,937)        (1,691)
                                                ------------    ------------    -------------   ------------
TOTAL STOCKHOLDERS' EQUITY                            83,638          85,715           80,766         86,718
                                                ------------    ------------    -------------   ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $  1,057,657    $  1,083,306    $   1,031,568   $  1,097,190
                                                ============    ============    =============   ============

                                                                    MARCH 31, 2003
                                                                           VS.
                                                  MARCH 31,        DECEMBER 31, 2002
                                                  2003 (2)             INC (DECR)
                                                ------------       ------------------
ASSETS
Cash and due from banks (including segregated
  cash and other deposits)                      $     19,731              14%
Deposits at interest with banks                       19,173              17%
Federal funds sold and securities borrowed or
   purchased under agreements to resell              158,052              13%
Brokerage receivables                                 25,606               1%
Trading account assets                               173,099              12%
Investments                                          181,750               7%
Loans, net of unearned income
  Consumer                                           306,957              (1%)
  Corporate                                          131,075              (4%)
                                                ------------
Loans, net of unearned income                        438,032              (2%)
Allowance for credit losses                          (11,449)              -
                                                ------------
  Total loans, net                                   426,583              (2%)
Goodwill                                              26,605              (1%)
Intangible assets                                      8,233              (3%)
Reinsurance recoverables                               4,361               -
Separate and variable accounts                        21,778              (2%)
Other assets                                          72,002              (4%)
                                                ------------
TOTAL ASSETS                                    $  1,136,973               4%
                                                ============

LIABILITIES
    Non-interest-bearing deposits in U.S.
      offices                                   $     28,977              (2%)
    Interest-bearing deposits in U.S. offices        145,354               3%
    Non-interest-bearing deposits in offices
      outside the U.S.                                21,099              (2%)
    Interest-bearing deposits in offices
      outside the U.S.                               248,676               4%
                                                ------------

Total deposits                                       444,106               3%

Federal funds purchased and securities loaned
   or sold under agreements to resell                178,459              10%
Brokerage payables                                    24,989              13%
Trading account liabilities                           92,659               1%
Contractholder funds and separate and variable
   accounts                                           50,339               2%
Insurance policy and claims reserves                  16,459               1%
Investment banking and brokerage borrowings           21,932               3%
Short-term borrowings                                 28,495              (7%)
Long-term debt                                       133,125               5%
Other liabilities (3)                                 52,411              (1%)
                                                ------------

Citigroup or subsidiary obligated mandatorily
  redeemable securities of subsidiary trusts
  holding solely junior subordinated debt
  securities of  --Parent                              5,563              19%
               --Subsidiary                            1,095             (27%)
                                                ------------
TOTAL LIABILITIES                                  1,049,632               4%
                                                ------------
STOCKHOLDERS' EQUITY
Preferred Stock                                        1,126             (20%)
Common Stock                                              55               -
Additional paid-in capital                            17,450               -
Retained earnings                                     84,453               4%
Treasury stock                                       (11,390)              2%
Accumulated other changes in equity from
   nonowner sources                                   (1,055)             NM
Unearned compensation                                 (3,298)            (95%)
                                                ------------
TOTAL STOCKHOLDERS' EQUITY                            87,341               1%
                                                ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $  1,136,973               4%
                                                ============

(1) Periods prior to September 30, 2002, include balances for Travelers Property Casualty Corp.

(2)  Preliminary

(3) Includes allowance for credit losses for letters of credit of $50, $110, $110 and $167 million for the first, second, third and fourth quarters of 2002, respectively, and $167 million for the first quarter of 2003.

NM Not meaningful

[CITIGROUP LOGO]

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS
(In millions of dollars, except loan amounts in billions)

                                                                          EOP                                      AVERAGE
                                       90 DAYS OR MORE PAST DUE (1)      LOANS         NET CREDIT LOSSES (1)        LOANS
                                      ------------------------------   --------   ------------------------------  --------
                                        1Q02       4Q02       1Q03       1Q03       1Q02       4Q02       1Q03      1Q03
                                      --------   --------   --------   --------   --------   --------   --------  --------
PRODUCT VIEW:

  CARDS                               $  2,492   $  2,397   $  2,406   $  125.5   $  1,792   $  1,772   $  1,832  $  126.8
    RATIO                                 2.12%      1.84%      1.92%                 6.17%      5.61%      5.86%
      NORTH AMERICA CARDS                2,293      2,185      2,180      114.1      1,681      1,653      1,715     115.2
        RATIO                             2.13%      1.85%      1.91%                 6.33%      5.75%      6.04%
      INTERNATIONAL CARDS                  199        212        226       11.4        111        119        117      11.6
        RATIO                             2.00%      1.78%      1.97%                 4.46%      4.21%      4.09%
  CONSUMER FINANCE                       2,242      2,197      2,183       89.2        671        852        855      88.8
    RATIO                                 2.86%      2.48%      2.45%                 3.52%      3.91%      3.91%
      NORTH AMERICA CONSUMER FINANCE     1,979      1,786      1,786       68.6        442        515        513      68.0
        RATIO                             3.28%      2.64%      2.60%                 3.00%      3.10%      3.06%
      INTERNATIONAL CONSUMER FINANCE       263        411        397       20.6        229        337        342      20.8
        RATIO                             1.46%      1.98%      1.93%                 5.32%      6.48%      6.69%
  RETAIL BANKING                         3,448      4,073      4,070      132.3        191        140        152     133.0
    RATIO                                 3.66%      3.08%      3.08%                 0.81%      0.46%      0.46%
      NORTH AMERICA RETAIL BANKING       2,405      2,818      2,761       98.4         87         43         67      99.4
        RATIO                             3.86%      2.82%      2.80%                 0.56%      0.20%      0.27%
      INTERNATIONAL RETAIL BANKING       1,043      1,255      1,309       33.9        104         97         85      33.6
        RATIO                             3.26%      3.84%      3.86%                 1.29%      1.19%      1.02%
  PRIVATE BANK                             143        174        157       32.1          2          7          2      31.4
    RATIO                                 0.52%      0.56%      0.49%                 0.04%      0.10%      0.03%
  OTHER                                      1          -          -        1.1          8          -          -       0.9

TOTAL MANAGED (2)                     $  8,326   $  8,841   $  8,816   $  380.2   $  2,664   $  2,771   $  2,841  $  380.9
  RATIO                                   2.61%      2.31%      2.32%                 3.39%      3.04%      3.02%

REGIONAL VIEW:

  NORTH AMERICA (EXCLUDING MEXICO)    $  5,766   $  6,251   $  6,209   $  291.0   $  2,158   $  2,195   $  2,271  $  292.4
    RATIO                                 2.44%      2.12%      2.13%                 3.72%      3.16%      3.15%
  MEXICO                                   978        638        602        9.6         61         20         27       9.4
    RATIO                                 8.70%      6.52%      6.27%                 2.15%      0.84%      1.17%
  EUROPE, MIDDLE EAST AND AFRICA           866      1,254      1,305       29.1         96        114        114      28.8
    RATIO                                 3.75%      4.44%      4.49%                 1.70%      1.65%      1.60%
  JAPAN                                    203        258        284       17.4        194        306        315      17.6
    RATIO                                 1.19%      1.46%      1.63%                 4.81%      6.97%      7.28%
  ASIA (EXCLUDING JAPAN)                   411        361        347       29.9         85         96         98      29.6
    RATIO                                 1.48%      1.23%      1.16%                 1.23%      1.32%      1.35%
  LATIN AMERICA                            102         79         69        3.2         70         40         16       3.1
    RATIO                                 2.60%      2.49%      2.18%                 6.04%      4.97%      2.10%

TOTAL MANAGED (2)                     $  8,326   $  8,841   $  8,816   $  380.2   $  2,664   $  2,771   $  2,841  $  380.9
  RATIO                                   2.61%      2.31%      2.32%                 3.39%      3.04%      3.02%
SECURITIZED  RECEIVABLES              $ (1,349)  $ (1,129)  $ (1,413)  $  (71.0)  $   (935)  $   (962)  $ (1,024) $  (67.7)
LOANS HELD-FOR-SALE                       (122)       (99)       (61)  $   (3.0)       (86)       (99)       (78) $   (5.1)
                                      --------   --------   --------   --------   --------   --------   --------  --------
CONSUMER LOANS HELD (3)               $  6,855   $  7,613   $  7,342   $  306.2   $  1,643   $  1,710   $  1,739  $  308.1
  RATIO                                   2.78%      2.46%      2.40%                 2.71%      2.33%      2.29%

(1) The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

(2) The managed basis disclosures treat the receivables as if they had not been securitized and are still on our balance sheet, reflecting the interest revenue and expense associated with the portfolio, as well as the credit costs incurred. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way the business is managed.

(3) Total Loans and Total Average Loans exclude certain interest and fees on credit cards of approximately $0.8 billion and $1.0 billion, respectively, which are included in Consumer Loans on the Consolidated Statement of Financial Position.

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

RESERVE FOR LOAN LOSSES
(In millions of dollars)

                                                    1Q           2Q           3Q           4Q           1Q
                                                   2002         2002         2002         2002         2003
                                                ----------   ----------   ----------   ----------   ----------
ALLOWANCE FOR CREDIT LOSSES AT BEGINNING OF
  PERIOD                                        $   10,088   $   10,520   $   10,437   $   10,720   $   11,501
                                                ----------   ----------   ----------   ----------   ----------
PROVISION FOR CREDIT LOSSES:
    Global Consumer                                  1,878        1,599        1,885        1,792        1,810
    Global Corporate and Investment Bank               569          265          668          779          114
    CitiCapital                                        112          193          136          119          129
                                                ----------   ----------   ----------   ----------   ----------
                                                     2,559        2,057        2,689        2,690        2,053
                                                ----------   ----------   ----------   ----------   ----------
GROSS CREDIT LOSSES:
    Global Consumer                                  1,898        1,941        2,039        2,033        2,058
    Global Corporate and Investment Bank               370          368          533          604          230
    CitiCapital                                        187          258          172          162          163
                                                ----------   ----------   ----------   ----------   ----------
                                                     2,455        2,567        2,744        2,799        2,451
                                                ----------   ----------   ----------   ----------   ----------
CREDIT RECOVERIES:
    Global Consumer                                    255          259          278          323          319
    Global Corporate and Investment Bank                42          106           72          104           31
    CitiCapital                                         30           35           32           27           17
                                                ----------   ----------   ----------   ----------   ----------
                                                       327          400          382          454          367
                                                ----------   ----------   ----------   ----------   ----------
NET CREDIT LOSSES:
    Global Consumer                                  1,643        1,682        1,761        1,710        1,739
    Global Corporate and Investment Bank               328          262          461          500          199
    CitiCapital                                        157          223          140          135          146
                                                ----------   ----------   ----------   ----------   ----------
                                                     2,128        2,167        2,362        2,345        2,084
                                                ----------   ----------   ----------   ----------   ----------
Other -- net (1)                                         1           27          (44)         436          (21)
                                                ----------   ----------   ----------   ----------   ----------
ALLOWANCE FOR CREDIT LOSSES AT END OF PERIOD    $   10,520   $   10,437   $   10,720   $   11,501   $   11,449
                                                ==========   ==========   ==========   ==========   ==========

Net Consumer Credit Losses                      $    1,643   $    1,682   $    1,761   $    1,710   $    1,739
  As a Percentage of Average Consumer Loans           2.71%        2.65%        2.65%        2.33%        2.29%
Net Corporate Credit Losses (excluding
  CitiCapital)                                  $      328   $      262   $      461   $      500   $      199
  As a Percentage of Average Corporate Loans          1.22%        0.96%        1.70%        1.84%        0.79%
Net CitiCapital Credit Losses                   $      157   $      223   $      140   $      135   $      146
  As a Percentage of Average CitiCapital Loans        2.15%        3.09%        1.97%        1.96%        2.24%

ALLOWANCE FOR CREDIT LOSSES
  Consumer                                      $    5,732   $    5,756   $    5,849   $    6,410   $    6,476
  Corporate (excluding CitiCapital)                  4,152        4,051        4,244        4,480        4,379
  CitiCapital                                          636          630          627          611          594
                                                ----------   ----------   ----------   ----------   ----------
    ALLOWANCE FOR CREDIT LOSSES                 $   10,520   $   10,437   $   10,720   $   11,501   $   11,449
                                                ----------   ----------   ----------   ----------   ----------
ALLOWANCE FOR CREDIT LOSSES ON LETTERS OF
  CREDIT (2)                                    $       50   $      110   $      110   $      167   $      167
                                                ----------   ----------   ----------   ----------   ----------
TOTAL ALLOWANCE FOR LOANS, LEASES, LENDING
  COMMITMENTS AND LETTERS OF CREDIT             $   10,570   $   10,547   $   10,830   $   11,668   $   11,616
                                                ==========   ==========   ==========   ==========   ==========

ALLOWANCE AS A PERCENT OF TOTAL LOANS

  Consumer                                            2.33%        2.21%        2.20%        2.06%        2.11%
  Corporate (excluding CitiCapital)                   3.67%        3.56%        3.85%        4.07%        4.15%
  CitiCapital                                         2.18%        2.18%        2.26%        2.26%        2.32%
    Total                                             2.71%        2.59%        2.66%        2.57%        2.61%

(1) The 2002 fourth quarter includes the addition of $452 million of credit loss reserves related to the acquisition of Golden State Bancorp.

(2) Represents additional credit reserves recorded as other liabilities on the balance sheet.

[CITIGROUP LOGO]

NON-PERFORMING ASSETS
(In millions of dollars)

                                                    1Q           2Q           3Q           4Q           1Q
                                                   2002         2002         2002         2002         2003
                                                ----------   ----------   ----------   ----------   ----------
CASH-BASIS AND RENEGOTIATED LOANS
CORPORATE CASH-BASIS LOANS
Collateral Dependent (at lower of cost or
  collateral value)(1)                          $      455   $      447   $      430   $      572   $      524
Other                                                3,501        4,037        4,259        4,268        4,339
                                                ----------   ----------   ----------   ----------   ----------
    Total Corporate Cash-Basis Loans            $    3,956   $    4,484   $    4,689   $    4,840   $    4,863
                                                ==========   ==========   ==========   ==========   ==========

CORPORATE CASH-BASIS LOANS (2)
  CitiCapital                                   $      674   $      644   $      757   $      845   $      781
  JENA (3)                                             924        1,074        1,096        1,207        1,077
  Other International (4)                            2,358        2,766        2,836        2,788        3,005
                                                ----------   ----------   ----------   ----------   ----------
    Total Corporate Cash-Basis Loans            $    3,956   $    4,484   $    4,689   $    4,840   $    4,863
                                                ==========   ==========   ==========   ==========   ==========

CORPORATE CASH-BASIS LOANS AS A % OF                  2.82%        3.19%        3.45%        3.58%
  TOTAL CORPORATE LOANS                               2.78%        3.14%        3.40%        3.53%        3.71%

CORPORATE RENEGOTIATED LOANS                    $      335   $      317   $      267   $      170   $      157
                                                ==========   ==========   ==========   ==========   ==========

CONSUMER LOANS ON WHICH ACCRUAL OF INTEREST
  HAS BEEN SUSPENDED                            $    4,800   $    4,752   $    4,803   $    5,023   $    5,214
                                                ==========   ==========   ==========   ==========   ==========

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED
  ASSETS

Consumer (5)                                    $      384   $      458   $      473   $      495   $      509
Global Corporate and Investment Bank (5)(6)            145          136          117           75           78
                                                ----------   ----------   ----------   ----------   ----------

TOTAL OTHER REAL ESTATE OWNED                   $      529   $      594   $      590   $      570   $      587
                                                ==========   ==========   ==========   ==========   ==========

OTHER REPOSSESSED ASSETS (7)                    $      381   $      320   $      227   $      230   $      255
                                                ==========   ==========   ==========   ==========   ==========

(1) A cash-basis loan is defined as collateral dependent when repayment is expected to be provided solely by the underlying collateral and there are no other available and reliable sources of repayment, in which case the loans are written down to the lower of cost or collateral value.

(2) Cash-basis loans for the Insurance Subsidiaries and Investment Activities businesses for the first, second, third and fourth quarters of 2002 were $39, $89, $136 and $62 million, respectively, which are included in Other Assets for the first quarter of 2003.

(3)  JENA includes Japan, Western Europe and North America.

(4) Other International includes Asia (excluding Japan), Mexico, Latin America, Central and Eastern Europe, Middle East and Africa.

(5) Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.

(6) Other Real Estate Owned for the Insurance Subsidiaries businesses for the first, second, third and fourth quarters of 2002 were $125, $123, $54 and $36 million, respectively, which is included in Other Assets for the first quarter of 2003.

(7) Primarily Corporate transportation equipment, carried at lower of cost or fair value, less costs to sell.

Reclassified to conform to the current period's presentation.